EXECUTION COPY



                         JONES APPAREL GROUP, INC.
                        6.25% Senior Notes due 2001




                                 INDENTURE

                        Dated as of October 2, 1998




                         THE CHASE MANHATTAN BANK,
                                  Trustee





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                             TABLE OF CONTENTS

                                                                       Page
ARTICLE 1  Definitions and Incorporation by Reference

     SECTION 1.01.  Definitions
     SECTION 1.02.  Other Definitions
     SECTION 1.03.  Incorporation by Reference of Trust Indenture Act
     SECTION 1.04.  Rules of Construction

ARTICLE 2  The Securities

     SECTION 2.01.  [Intentionally Omitted]
     SECTION 2.02.  Form and Dating
     SECTION 2.03.  Execution and Authentication
     SECTION 2.04.  Registrar and Paying Agent
     SECTION 2.05.  Paying Agent To Hold Money in Trust
     SECTION 2.06.  Securityholder Lists
     SECTION 2.07.  Transfer and Exchange
     SECTION 2.08.  Replacement Securities
     SECTION 2.09.  Outstanding Securities
     SECTION 2.10.  Temporary Securities
     SECTION 2.11.  Cancellation
     SECTION 2.12.  Defaulted Interest
     SECTION 2.13.  CUSIP Numbers

ARTICLE 3  Redemption

     SECTION 3.01.  Notices to Trustee
     SECTION 3.02.  Selection of Securities To Be Redeemed
     SECTION 3.03.  Notice of Redemption
     SECTION 3.04.  Effect of Notice of Redemption
     SECTION 3.05.  Deposit of Redemption Price
     SECTION 3.06.  Securities Redeemed in Part

ARTICLE 4  Covenants

     SECTION 4.01.  Payment of Securities
     SECTION 4.02.  SEC Reports
     SECTION 4.03.  Corporate Existence
     SECTION 4.04.  Restrictions on Liens
     SECTION 4.05.  Restrictions on Sale and Leaseback Transactions
     SECTION 4.06.  Exempted Debt
     SECTION 4.07.  Restrictions on Additional Obligors
     SECTION 4.08.  Waiver of Certain Covenants
     SECTION 4.09.  Compliance Certificate
     SECTION 4.10.  Further Instruments and Acts


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ARTICLE 5  Successor Companies

     SECTION 5.01.  Merger and Consolidation

ARTICLE 6  Defaults and Remedies

     SECTION 6.01.  Events of Default
     SECTION 6.02.  Acceleration
     SECTION 6.03.  Other Remedies
     SECTION 6.04.  Waiver of Past Defaults
     SECTION 6.05.  Control by Majority
     SECTION 6.06.  Limitation on Suits
     SECTION 6.07.  Rights of Holders to Receive Payment
     SECTION 6.08.  Collection Suit by Trustee
     SECTION 6.09.  Trustee May File Proofs of Claim
     SECTION 6.10.  Priorities
     SECTION 6.11.  Undertaking for Costs
     SECTION 6.12.  Waiver of Stay or Extension Laws

ARTICLE 7  Trustee

     SECTION 7.01.  Duties of Trustee
     SECTION 7.02.  Rights of Trustee
     SECTION 7.03.  Individual Rights of Trustee
     SECTION 7.04.  Trustee's Disclaimer
     SECTION 7.05.  Notice of Defaults
     SECTION 7.06.  Reports by Trustee to Holders
     SECTION 7.07.  Compensation and Indemnity
     SECTION 7.08.  Replacement of Trustee
     SECTION 7.09.  Successor Trustee by Merger
     SECTION 7.10.  Eligibility; Disqualification
     SECTION 7.11.  Preferential Collection of Claims Against Company

ARTICLE 8  Discharge of Indenture; Defeasance

     SECTION 8.01.  Discharge of Liability on Securities; Defeasance
     SECTION 8.02.  Conditions to Defeasance
     SECTION 8.03.  Application of Trust Money
     SECTION 8.04.  Repayment to Company
     SECTION 8.05.  Indemnity for Government Obligations
     SECTION 8.06.  Reinstatement

ARTICLE 9  Amendments

     SECTION 9.01.  Without Consent of Holders
     SECTION 9.02.  With Consent of Holders
     SECTION 9.03.  Compliance with Trust Indenture Act
     SECTION 9.04.  Revocation and Effect of Consents and Waivers
     SECTION 9.05.  Notation on or Exchange of Securities
     SECTION 9.06.  Trustee To Sign Amendments
     SECTION 9.07.  Payment for Consent


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ARTICLE 10  Guarantees

     SECTION 10.01.  Guarantees
     SECTION 10.02.  Limitation on Liability
     SECTION 10.03.  Successors and Assigns
     SECTION 10.04.  No Waiver
     SECTION 10.05.  Modification
     SECTION 10.06.  Execution of Supplemental Indenture for the Guarantors

ARTICLE 11  Miscellaneous

     SECTION 11.01.  Trust Indenture Act Controls
     SECTION 11.02.  Notices
     SECTION 11.03.  Communication by Holders with Other Holders
     SECTION 11.04.  Certificate and Opinion as to Conditions Precedent
     SECTION 11.05.  Statements Required in Certificate or Opinion
     SECTION 11.06.  When Securities Disregarded
     SECTION 11.07.  Rules by Trustee, Paying Agent and Registrar
     SECTION 11.08.  Legal Holidays
     SECTION 11.09.  Governing Law
     SECTION 11.10.  No Recourse Against Others
     SECTION 11.11.  Successors
     SECTION 11.12.  Multiple Originals
     SECTION 11.13.  Table of Contents; Headings

Appendix A    --      Provisions Relating to Original Securities,
                      Additional Securities, Private Exchange Securities and Exchange Securities

Exhibit A     --      Form of Initial Security

Exhibit B     --      Form of Exchange Security

Exhibit C     --      Form of Supplemental Indenture (Guarantors)

Exhibit D     --      Form of Supplemental Indenture (Additional Obligors)

Exhibit E     --      Form of Letter of Representation

          INDENTURE dated as of October 2, 1998, between JONES APPAREL GROUP, INC., a Pennsylvania corporation (the "Company"), and THE CHASE MANHATTAN BANK, a New York State banking institution, as trustee (the "Trustee").

          Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of (i) the Company's 6.25% Senior Notes due 2001 issued on the date hereof (the "Initial Securities"), (ii) if and when issued as provided in the Registration Agreement (as defined in Appendix A hereto (the "Appendix")), the Company's 6.25% Senior Notes due 2001 issued in the Registered Exchange Offer (as defined in the Appendix) in exchange for any Initial Securities (the "Exchange Securities") and (iii) if and when issued as provided in the Registration Agreement, the Private Exchange Securities (as defined in the Appendix, and together with the Initial Securities and any Exchange Securities issued hereunder, the "Securities") issued in the Private Exchange (as defined in the Appendix). Except as otherwise provided herein, the Securities will be limited to $265,000,000 in aggregate principal amount outstanding which will be issued on the date hereof.


                                 ARTICLE 1

                 Definitions and Incorporation by Reference

          SECTION 1.01. Definitions.

          "Affiliate" of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Additional Obligor" means upon the occurrence of the Asset DropDown Transaction (i) each of Jones Apparel Group, Inc. and Holding Company as a Guarantor if all or substantially all of the assets of the Company are conveyed or transferred to the Successor Operating Company or
(ii) each of Jones Apparel Group, Inc. as a continuing obligor under the Securities and the Indenture and Holding Company as an additional co-obligor thereunder if less than substantially all of the assets of the Company are conveyed or transferred to the Successor Operating Company.

          "Attributable Debt" in respect of a Sale and Leaseback Transaction means, at the time of determination, the present value (discounted at the actual rate of interest of such transaction) of the obligation of the lessee for net rental payments during the remaining term of the lease included in such Sale and Leaseback Transaction (including any period for which such lease has been extended or may, at the option of the lessor, be extended). The term "net rental payments" under any lease for any period shall mean the sum of the rental and other payments required to be paid in such period by the lessee thereunder, not including, however, any amounts required to be paid by such lessee (whether or not designated as rental or additional rental) on account of maintenance and repairs, insurance, taxes, assessments, water rates or similar charges required to be paid by such lessee thereunder or any amounts required to be paid by such lessee thereunder contingent upon the amount of sales, maintenance and repairs, insurance, taxes, assessments, water rates or similar charges. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.

          "Board of Directors" means the Board of Directors of the applicable Credit Party or any committee thereof duly authorized to act on behalf of the Board of Directors of such Credit Party.

          "Business Day" means each day which is not a Legal Holiday.

          "Capital Stock" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any preferred stock, but excluding any debt securities convertible into such equity.

          "Closing Date" means the date of this Indenture.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Company" means the party named as such in this Indenture until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained herein and required by the TIA, each other obligor on the indenture securities.

          "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities ("Remaining Life") that would be utilized, at the time of selection and in accordance with customary financing practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life.

          "Comparable Treasury Price" means (1) the average of five Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or
(2) if the Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

          "Consolidated Net Tangible Assets" means, as of any date of determination, the total amount of assets (less applicable reserves and other properly deductible items) after deducting (1) all current liabilities (excluding the amount of those which are by their terms extendable or renewable at the option of the obligor to a date more than 12 months after the date as of which the amount is being determined and excluding all intercompany items between a Credit Party and any of its Subsidiaries or between Credit Parties or Subsidiaries of Credit Parties) and (2) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangible assets, all as determined on a consolidated basis in accordance with GAAP.

          "Consolidated Stockholders' Equity" means consolidated stockholders' equity of the Credit Parties and their respective
Subsidiaries as determined in accordance with GAAP and reflected on the most recent balance sheet delivered to the Trustee pursuant to this Indenture.

          "Credit Agreements" mean each of the 364-Day Credit Agreement and the Three-Year Credit Agreement, each dated as of October 2, 1998, among the Company, the lending institutions party thereto and First Union National Bank, as administrative agent, together with all notes, instruments, agreements and other documents relating thereto.

          "Credit Parties" means the Company or, following consummation of the Asset Drop-Down Transaction, each of the Additional Obligors and the Successor Operating Company.

          "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Funded Debt" means Indebtedness, whether incurred, assumed or guaranteed, maturing by its terms more than one year from the date of creation thereof or which is extendable or renewable at the sole option of the obligor in such manner that it may become payable more than one year from the date of creation thereof; provided, however, that Funded Debt shall not include obligations created pursuant to leases, or any Indebtedness or portion thereof maturing by its terms within one year from the time of any computation of the amount of outstanding Funded Debt unless such Indebtedness shall be extendable or renewable at the sole option of the obligor in such manner that it may become payable more than one year from such time, or any Indebtedness for the payment or redemption of which money in the necessary amount shall have been deposited in trust either at or before the maturity or redemption date thereof.

          "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time, including those principles set forth in (i) the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants, (ii) statements and pronouncements of the Financial Accounting Standards Board, (iii) such other statements by such other entity as approved by a significant segment of the accounting profession and (iv) the rules and regulations of the SEC governing the inclusion of financial statements (including pro forma financial statements) in periodic reports required to be filed pursuant to Section 13 of the Exchange Act, including opinions and pronouncements in staff accounting bulletins and similar written statements from the accounting staff of the SEC. All ratios and computations based on GAAP contained in this Indenture shall be computed in conformity with GAAP.

          "Guarantee" means each Guarantee of the obligations with respect to the Securities issued by a Guarantor pursuant to the terms of this Indenture. Each such Guarantee entered into after the Closing Date shall be evidenced by delivery of a supplemental indenture substantially in the form of Exhibit C hereto.

          "Guarantor" means, upon the occurrence of the Asset Drop-Down Transaction in a transaction or series of related transactions in which all or substantially all of the assets of the Company are conveyed or transferred to the Successor Operating Company, each of Jones Apparel Group, Inc. and the Holding Company as a guarantor of all of the obligations of the Successor Operating Company under the Notes and the Indenture.

          "Holder" or "Securityholder" means the Person in whose name a Security is registered on the Registrar's books.

          "Holding Company" means upon the occurrence of the Asset Drop-Down Transaction, the corporation organized under the laws of the State of Delaware which is wholly owned by Jones Apparel Group, Inc. and which is the immediate parent and owner of all of the Capital Stock of the Successor Operating Company.

          "Indebtedness" of a Person means indebtedness for borrowed money and all indebtedness under purchase money mortgages or other purchase money liens or conditional sales or similar title retention agreements (but excluding trade accounts payable in the ordinary course of business) in each case where such indebtedness has been created, incurred, assumed or guaranteed by such Person or where such Person is otherwise liable therefore and indebtedness for borrowed money secured by any Lien upon property owned by such Person even though such Person has not assumed or become liable for the payment of such indebtedness; provided that if the obligation so secured has not been assumed in full by such Person or is otherwise not such Person's legal liability in full, the amount of such obligation for the purposes of this definition shall be limited to the lesser of the amount of such obligation secured by such Lien or the fair market value of the property securing such Lien.

          "Indenture" means this Indenture as amended or supplemented from time to time.

          "Independent Investment Banker" means Chase Securities Inc. or, if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee.

          "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof).

          "Officer" means the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer, the President, any Vice President, the Treasurer or the Secretary of the applicable Credit Party.

          "Officers' Certificate" means a certificate signed by two
Officers.

          "Opinion of Counsel" means a written opinion from legal counsel. The counsel may be an employee of or counsel to the applicable Credit Party or the Trustee.

          "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

          "principal" of a Security means the principal of the Security plus the premium, if any, payable on the Security which is due or overdue or is to become due at the relevant time.

          "Principal Property" means any property owned or leased by any Credit Party or Restricted Subsidiary, the net book value of which exceeds one percent of Consolidated Net Tangible Assets of the Credit Parties and their respective Subsidiaries.

          "Reference Treasury Dealer" means (1) Chase Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Bear, Stearns & Co. Inc. and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer and (2) any other Primary Treasury Dealer selected by the Independent Investment Banker after consultation with the Company.

          "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

          "Restricted Subsidiary" means, at any time, any Subsidiary of a Credit Party which would be a "Significant Subsidiary" at such time, as such term is defined in Regulation S-X promulgated by the SEC, as in effect on the Closing Date.

          "SEC" means the Securities and Exchange Commission.

          "Securities" means the Securities issued under this Indenture.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Subsidiary" of any Person means any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person, (ii) such Person and one or more Subsidiaries of such Person or (iii) one or more Subsidiaries of such Person.

          "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb) as in effect on the Closing Date.

          "Treasury Rate" means, with respect to any redemption date, (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Life, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Rate shall be calculated on the third Business Day preceding the redemption date.

          "Trustee" means the party named as such in this Indenture until a successor replaces it and, thereafter, means the successor.

          "Trust Officer" means the Chairman of the Board, the President or any other officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

          "Uniform Commercial Code" means the New York Uniform Commercial Code as in effect from time to time.

          "U.S. Government Obligations" means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable or redeemable at the issuer's option.

          "Wholly Owned Restricted Subsidiary" means a Restricted Subsidiary, 100% of the outstanding Capital Stock of which (other than Capital Stock constituting directors' qualifying shares or interests held by directors or shares or interests required to be held by foreign nationals, in each case to the extent mandated by applicable law) is directly or indirectly owned by a Credit Party or by one or more Wholly Owned Restricted Subsidiaries.

          SECTION 1.02. Other Definitions.

                      Term                       Defined in Section

          "Asset Drop-Down Transaction"                 5.01(b)

          "Bankruptcy Law"                              6.01

          "covenant defeasance option"                  8.01(b)

          "Custodian"                                   6.01

          "Event of Default"                            6.01

          "Guaranteed Obligations"                      10.01

          "legal defeasance option"                      8.01(b)

          "Legal Holiday"                               11.08

          "Paying Agent"                                 2.04

          "Primary Treasury Dealer"                      1.01

          "protected purchaser"                          2.08

          "Registrar"                                    2.04

          "Remaining Life"                               1.01

          "Sale and Leaseback Transaction"               4.05

          "Successor Company"                            5.01(a)

          "Successor Operating Company"                  5.01(b)


          SECTION 1.03. Incorporation by Reference of Trust Indenture Act. This Indenture is subject to the mandatory provisions of the TIA, which are incorporated by reference in and made a part of this Indenture. The following TIA terms have the following meanings:

          "Commission" means the SEC.

          "indenture securities" means the Securities and the Guarantees.

          "indenture security holder" means a Holder or Securityholder.

          "indenture to be qualified" means this Indenture.

          "indenture trustee" or "institutional trustee" means the Trustee.

          "obligor" on the indenture securities means the Credit Parties and any other obligor on the indenture securities.

          All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

          SECTION 1.04. Rules of Construction. Unless the context otherwise requires:

          (1) a term has the meaning assigned to it;

          (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

          (3) "or" is not exclusive;

          (4) "including" means including without limitation;

          (5) words in the singular include the plural and words in the plural include the singular; and

          (6) the principal amount of any noninterest bearing or other discount security at any date shall be the principal amount thereof that would be shown on a balance sheet of the issuer dated such date prepared in accordance with GAAP.


                                 ARTICLE 2

                               The Securities

          SECTION 2.01. [Intentionally Omitted]

          SECTION 2.02. Form and Dating. Provisions relating to the Initial Securities, the Private Exchange Securities and the Exchange Securities are set forth in the Appendix, which is hereby incorporated in and expressly made a part of this Indenture. The (i) Initial Securities and the Trustee's certificate of authentication and (ii) Private Exchange Securities and the Trustee's certificate of authentication shall each be substantially in the form of Exhibit A hereto, which is hereby incorporated in and expressly made a part of this Indenture. The Exchange Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit B hereto, which is hereby incorporated in and expressly made a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule, agreements to which any Credit Party is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). Each Security shall be dated the date of its authentication. The Securities shall be issuable only in registered form without interest coupons and only in denominations of $1,000 and integral multiples thereof.

          SECTION 2.03. Execution and Authentication. One or more Officers shall sign the Securities for the Company by manual or facsimile signature.

          If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

          A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

          The Trustee shall authenticate and make available for delivery Securities as set forth in the Appendix.

          The Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate the Securities. Any such appointment shall be evidenced by an instrument signed by a Trust Officer, a copy of which shall be furnished to the Company. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as any Registrar, Paying Agent or agent for service of notices and demands.

          SECTION 2.04. Registrar and Paying Agent. The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency where Securities may be presented for payment (the "Paying Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent, and the term "Registrar" includes any co-registrars. The Company initially appoints the Trustee as (i) Registrar and Paying Agent in connection with the Securities and (ii) the Securities Custodian (as defined in the Appendix) with respect to the Global Securities (as defined in the Appendix).

          The Company shall enter into an appropriate agency agreement with any Registrar or Paying Agent not a party to this Indenture, which shall incorporate the terms of the TIA. The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section
7.07. The Company or any of its domestically organized Wholly Owned Restricted Subsidiaries may act as Paying Agent or Registrar.

          The Company may remove any Registrar or Paying Agent upon written notice to such Registrar or Paying Agent and to the Trustee; provided, however, that no such removal shall become effective until (1) acceptance of an appointment by a successor as evidenced by an appropriate agreement entered into by the Company and such successor Registrar or Paying Agent, as the case may be, and delivered to the Trustee or (2) notification to the Trustee that the Trustee shall serve as Registrar or Paying Agent until the appointment of a successor in accordance with clause (1) above. The Registrar or Paying Agent may resign at any time upon written notice; provided, however, that the Trustee may resign as Paying Agent or Registrar only if the Trustee also resigns as Trustee in accordance with Section 7.08.

          SECTION 2.05. Paying Agent To Hold Money in Trust. On or prior to each due date of the principal and interest on any Security, the Company shall deposit with the Paying Agent (or if the Company or a Subsidiary is acting as Paying Agent, segregate and hold in trust for the benefit of the Persons entitled thereto) a sum sufficient to pay such principal and interest when so becoming due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of principal of or interest on the Securities and shall notify the Trustee of any default by the Company in making any such payment. If the Company or a Subsidiary of the Company acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by the Paying Agent. Upon complying with this Section, the Paying Agent shall have no further liability for the money delivered to the Trustee.

          SECTION 2.06. Securityholder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish, or cause the Registrar to furnish, to the Trustee, in writing at least five Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

          SECTION 2.07. Transfer and Exchange. The Securities shall be issued in registered form and shall be transferable only upon the surrender of a Security for registration of transfer and in compliance with the Appendix. When a Security is presented to the Registrar with a request to register a transfer, the Registrar shall register the transfer as requested if the requirements of Section 8-401(a)(l) of the Uniform Commercial Code are met. When Securities are presented to the Registrar with a request to exchange them for an equal principal amount of Securities of other denominations, the Registrar shall make the exchange as requested if the same requirements are met. To permit registration of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Registrar's request. The Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges in connection with any transfer or exchange pursuant to this Section. The Company shall not be required to make and the Registrar need not register transfers or exchanges of Securities selected for redemption (except, in the case of Securities to be redeemed in part, the portion thereof not to be redeemed) or any Securities for a period of 15 days before a selection of Securities to be redeemed.

          Prior to the due presentation for registration of transfer of any Security, the Credit Parties, the Trustee, the Paying Agent, and the Registrar may deem and treat the Person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Credit Parties, the Trustee, the Paying Agent or the Registrar shall be affected by notice to the contrary.

          Any Holder of a Global Security shall, by acceptance of such Global Security, agree that transfers of beneficial interest in such Global Security may be effected only through a book-entry system maintained by (i) the Holder of such Global Security (or its agent) or (ii) any Holder of a beneficial interest in such Global Security, and that ownership of a beneficial interest in such Global Security shall be required to be reflected in a book entry.

          All Securities issued upon any transfer or exchange pursuant to the terms of this Indenture will evidence the same debt and will be entitled to the same benefits under this Indenture as the Securities surrendered upon such transfer or exchange.

          SECTION 2.08. Replacement Securities. If a mutilated Security is surrendered to the Registrar or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the requirements of Section 8-405 of the Uniform Commercial Code are met, such that the Holder (i) satisfies the Company or the Trustee within a reasonable time after he has notice of such loss, destruction or wrongful taking and the Registrar does not register a transfer prior to receiving such notification, (ii) makes such request to the Company or the Trustee prior to the Security being acquired by a protected purchaser as defined in
Section 8-303 of the Uniform Commercial Code (a "protected purchaser") and
(iii) satisfies any other reasonable requirements of the Trustee. If required by the Trustee or the Company, such Holder shall furnish an indemnity bond sufficient in the judgment of the Trustee to protect the Credit Parties, the Trustee, the Paying Agent and the Registrar from any loss that any of them may suffer if a Security is replaced. The Company and the Trustee may charge the Holder for their expenses in replacing a Security. In the event any such mutilated, lost, destroyed or wrongfully taken Security has become or is about to become due and payable, the Company in its discretion may pay such Security instead of issuing a new Security in replacement thereof.

          Every replacement Security is an additional obligation of the Company.

          The provisions of this Section 2.08 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, lost, destroyed or wrongfully taken Securities.

          SECTION 2.09. Outstanding Securities. Securities outstanding at any time are all Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation and those described in this Section as not outstanding. Subject to Section 11.06, a Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security.

          If a Security is replaced pursuant to Section 2.08, it ceases to be outstanding unless the Trustee and the Company receive proof satisfactory to them that the replaced Security is held by a protected purchaser.

          If the Paying Agent segregates and holds in trust, in accordance with this Indenture, on a redemption date or maturity date money sufficient to pay all principal and interest payable on that date with respect to the Securities (or portions thereof) to be redeemed or maturing, as the case may be, then on and after that date such Securities (or portions thereof) cease to be outstanding and interest on them ceases to accrue.

          SECTION 2.10. Temporary Securities. In the event that Definitive Securities (as defined in the Appendix) are to be issued under the terms of this Indenture, until such Definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of Definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate Definitive Securities and deliver them in exchange for temporary Securities upon surrender of such temporary Securities at the office or agency of the Company, without charge to the Holder.

          SECTION 2.11. Cancellation. The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel all Securities surrendered for registration of transfer, exchange, payment or cancellation and deliver canceled Securities to the Company pursuant to written direction by an Officer of the Company. The Company may not issue new Securities to replace Securities it has redeemed, paid or delivered to the Trustee for cancellation. The Trustee shall not authenticate Securities in place of canceled Securities other than pursuant to the terms of this Indenture.

          SECTION 2.12. Defaulted Interest. If the Company defaults in a payment of interest on the Securities, the Company shall pay the defaulted interest (plus interest on such defaulted interest to the extent lawful) in any lawful manner. The Company may pay the defaulted interest to the Persons who are Securityholders on a subsequent special record date. The Company shall fix or cause to be fixed any such special record date and payment date to the reasonable satisfaction of the Trustee and shall promptly mail or cause to be mailed to each Securityholder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

          SECTION 2.13. CUSIP Numbers. The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use) and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.


                                 ARTICLE 3

                                 Redemption

          SECTION 3.01. Notices to Trustee. If the Company elects to redeem Securities pursuant to paragraph 5 of the Securities, it shall notify the Trustee in writing of the redemption date and the principal amount of Securities to be redeemed.

          The Company shall give each notice to the Trustee provided for in this Section at least 45 days before the redemption date unless the Trustee consents to a shorter period. Such notice shall be accompanied by an Officers' Certificate and an Opinion of Counsel from the Company to the effect that such redemption will comply with the conditions herein. If fewer than all the Securities are to be redeemed, the record date relating to such redemption shall be selected by the Company and given to the Trustee, which record date shall be not fewer than 15 days after the date of notice to the Trustee. Any such notice may be canceled at any time prior to notice of such redemption being mailed to any Holder and shall thereby be void and of no effect.

          SECTION 3.02. Selection of Securities To Be Redeemed. If fewer than all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed pro rata or by lot or by a method that complies with applicable legal and securities exchange requirements, if any, and that the Trustee in its sole discretion shall deem to be fair and appropriate and in accordance with methods generally used at the time of selection by fiduciaries in similar circumstances. The Trustee shall make the selection from outstanding Securities not previously called for redemption. The Trustee may select for redemption portions of the principal of Securities that have denominations larger than $1,000. Securities and portions of them the Trustee selects shall be in amounts of $1,000 or a whole multiple of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of Securities to be redeemed.

               SECTION 3.03. Notice of Redemption. At least 30 days but not more than 60 days before a date for redemption of Securities, the Company shall mail a notice of redemption by first-class mail to each Holder of Securities to be redeemed at such Holder's registered address.

          The notice shall identify the Securities to be redeemed and shall state:

          (1) the redemption date;

          (2) the redemption price and the amount of accrued interest to the redemption date;

          (3) the name and address of the Paying Agent;

          (4) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

          (5) if fewer than all the outstanding Securities are to be redeemed, the certificate numbers and principal amounts of the particular Securities to be redeemed;

          (6) that, unless the Company defaults in making such redemption payment or the Paying Agent is prohibited from making such payment pursuant to the terms of this Indenture, interest on Securities (or portion thereof) called for redemption ceases to accrue on and after the redemption date;

          (7) the CUSIP number, if any, printed on the Securities being redeemed; and

          (8) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Securities.

          At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense. In such event, the Company shall provide the Trustee with the information required by this Section.

          SECTION 3.04. Effect of Notice of Redemption. Once notice of redemption is mailed, Securities called for redemption become due and payable on the redemption date and at the redemption price stated in the notice. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price stated in the notice, plus accrued interest, if any, to the redemption date; provided, however, that if the redemption date is after a regular record date and on or prior to the interest payment date, the accrued interest shall be payable to the Securityholder of the redeemed Securities registered on the relevant record date. Failure to give notice or any defect in the notice to any Holder shall not affect the validity of the notice to any other Holder.

          SECTION 3.05. Deposit of Redemption Price. Prior to 11:00 a.m. on the redemption date, the Company shall deposit with the Paying Agent (or, if the Company or a Subsidiary is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the redemption price of and accrued interest on all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption that have been delivered by the Company to the Trustee for cancellation.

          SECTION 3.06. Securities Redeemed in Part. Upon surrender of a Security that is redeemed in part, the Company shall execute and the Trustee shall authenticate for the Holder (at the Company's expense) a new Security equal in principal amount to the unredeemed portion of the Security surrendered.


                                 ARTICLE 4

                                 Covenants

          SECTION 4.01. Payment of Securities. The Company shall promptly pay the principal of and interest on the Securities on the dates and in the manner provided in the Securities and in this Indenture. Principal and interest shall be considered paid on the date due if on such date the Trustee or the Paying Agent holds, in accordance with this Indenture, money sufficient to pay all principal and interest then due and the Trustee or the Paying Agent, as the case may be, is not prohibited from paying such money to the Securityholders on that date pursuant to the terms of this Indenture.

          The Company shall pay interest on overdue principal at the rate specified therefor in the Securities, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

          SECTION 4.02. SEC Reports. Notwithstanding that the Credit Parties may not be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Credit Parties shall file with the SEC, and provide the Trustee and Securityholders within 15 days after it files them with the SEC, copies of its annual report and the information, documents and other reports that are specified in Sections 13 and 15(d) of the Exchange Act. The Company also shall comply with the other provisions of TIA ss. 314(a).

          SECTION 4.03. Corporate Existence. Each Credit Party shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, material rights (charter and statutory) and material franchises (other than as contemplated by Section 5.01); provided, however, that such Credit Party shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation of such rights and franchises is no longer desirable in the conduct of the business of the Credit Parties and Restricted Subsidiaries considered as a whole.

          SECTION 4.04. Restrictions on Liens. Except as provided in
Section 4.06, the Credit Parties shall not, and shall not permit any Restricted Subsidiary to, create or suffer to exist any Lien to secure any Indebtedness of any Credit Party or Restricted Subsidiary on any Principal Property of any Credit Party or Restricted Subsidiary, without making, or causing such Restricted Subsidiary to make, effective provision to secure all of the Securities offered hereunder and then outstanding by such Lien, equally and ratably with any and all other such Indebtedness thereby secured, so long as such other Indebtedness is so secured, except that the foregoing restrictions shall not apply to: (a) Liens on property of a Person existing at the time such Person is merged into or consolidated with any Credit Party or Restricted Subsidiary or at the time of sale, lease or other disposition of the properties of such Person (or a division thereof) as an entirety or substantially as an entirety to any Credit Party or Restricted Subsidiary; (b) Liens on property of a Person existing at the time such Person becomes a Restricted Subsidiary or existing on property prior to the acquisition thereof by any Credit Party or Restricted Subsidiary; (c) Liens securing Indebtedness between a Restricted Subsidiary and a Credit Party or between Restricted Subsidiaries or Credit Parties;
(d) Liens on any property created, assumed or otherwise brought into existence in contemplation of the sale or other disposition of the underlying property, whether directly or indirectly, by way of share disposition or otherwise, provided that the applicable Credit Party or Restricted Subsidiary must have disposed of such property within 180 days after the creation of such Liens and that any Indebtedness secured by such Liens shall be without recourse to any Credit Party or Restricted Subsidiary; (e) Liens in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any country, or any political subdivision thereof, to secure partial, progress, advance or other payments, or performance of any other similar obligations, including, without limitation, Liens to secure pollution control bonds or industrial revenue or other types of bonds; (f) Liens imposed by law, such as carriers', warehousemen's and mechanics' Liens and other similar Liens arising in the ordinary course of business which secure obligations not more than 60 days past due or are being contested in good faith and by appropriate proceedings; (g) Liens incurred in the ordinary course of business to secure performance of obligations with respect to statutory or regulatory requirements, performance or return-of-money bonds, surety bonds or other obligations of a like nature, in each case which are not incurred in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property and which do not in the aggregate impair in any material respect the use of property in the operation of the business of the Credit Parties and their respective Subsidiaries taken as a whole; (h) Liens incurred to secure appeal bonds and judgment and attachment Liens, in each case in connection with litigation or legal proceedings which are being contested in good faith by appropriate proceedings so long as reserves have been established to the extent required by GAAP; (i) pledges or deposit under workmen's compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which any Credit Party or Restricted Subsidiary is a party, or deposits to secure public or statutory obligations of Credit Party or Restricted Subsidiary or deposits for the payment of rent, in each case incurred in the ordinary course of business; (j) utility easements, building restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character; (k) Liens granted to any bank or other institution on the payments to be made to such institution by a Credit Party or Subsidiary of a Credit Party pursuant to any interest rate swap or similar agreement or foreign currency hedge, exchange or similar agreement designed to provide protection against fluctuations in interest rates and currency exchange rates, respectively, provided that such agreements are entered into in, or are incidental to, the ordinary course of business; (l) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of setoff or similar rights and remedies, in each case as to deposit accounts or other funds maintained with a creditor depository institution, provided that (1) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the applicable Credit Party or Restricted Subsidiary in excess of those set forth by regulations promulgated by the Federal Reserve Board, and (2) such deposit account is not intended by such Credit Party or Restricted Subsidiary to provide collateral to the depository institution;
(m) Liens arising from Uniform Commercial Code financing statements regarding leases; (n) the giving, simultaneously with or within 180 days after the latest of the Closing Date, or the acquisition, construction, improvement, development or expansion of such property, of a purchase money Lien on property acquired, constructed, improved, developed or expanded after the Closing Date, or the acquisition, construction, improvement, development or expansion after the Closing Date, of property subject to any Lien which is limited to such property; (o) the giving of a Lien on real property which is the sole security for Indebtedness incurred within two years after the latest of the Closing Date, or the acquisition, construction, improvement, development or expansion of the property, provided that the holder of such Indebtedness in entitled to enforce its payment only by resorting to such security; (p) Liens arising by the terms of letters of credit entered into in the ordinary course of business to secure reimbursement obligations thereunder; (q) Liens existing on the Closing Date; (r) Liens for taxes, assessments and other governmental charges or levies not yet due or as to which the period of grace, if any, related thereto has not expired or which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP; and (s) extension, renewal, replacement or refunding of any Lien existing on the Closing Date or referred to in clauses (a) to (k) and (n) to (o) and (q), provided that the principal amount of Indebtedness secured thereby and not otherwise authorized by clauses (a) to (k) and (n) to (o) and (q) shall not exceed the principal amount of Indebtedness, plus any premium or fee payable in connection with any such extension, renewal, replacement or refunding, so secured at the time of such extension, renewal, replacement or refunding.

          SECTION 4.05. Restrictions on Sale and Leaseback Transactions. Except as provided in Section 4.06, the Credit Parties shall not, and shall not permit any Restricted Subsidiary to, after the date hereof, enter into any arrangement with any Person providing for the leasing by any such Credit Party or Restricted Subsidiary of any Principal Property now owned or hereafter acquired which has been or is to be sold or transferred by such Credit Party or Restricted Subsidiary to such Person with the intention of taking back a lease of such Principal Property (a "Sale and Leaseback Transaction"), unless the net proceeds of such sale or transfer have been determined by the Board of Directors to be at least equal to the fair market value of such Principal Property or asset at the time of such sale and transfer and either (i) such Credit Party or Restricted Subsidiary applies or causes to be applied an amount equal to the net proceeds of such sale or transfer, within 180 days of receipt thereof, to the retirement or prepayment (other than any mandatory retirement or prepayment, except mandatory retirements or prepayments required as a result of such Sale and Leaseback Transaction) of Funded Debt of any Credit Party or any Restricted Subsidiary or to the purchase, construction or development of property or assets to be used in the ordinary course of business, or (ii) such Credit Party or Restricted Subsidiary would, on the effective date of such sale or transfer, be entitled, pursuant to this Indenture, to issue, assume or guarantee Indebtedness secured by a Lien upon such Principal Property, at least equal in amount to the Attributable Debt in respect of such Sale and Leaseback Transaction without equally and ratably securing the Securities. The foregoing restriction shall not apply to any Sale and Leaseback Transaction (i) between any Credit Party and Restricted Subsidiary or between Restricted Subsidiaries or Credit Parties, provided that the lessor shall be a Credit Party or a Wholly Owned Restricted Subsidiary, (ii) which has a lease of less than three years in length, (iii) entered into within 180 days after the later of the purchase, construction of development of such Principal Property or assets or the commencement of operation of such Principal Property or (iv) involving the Company's distribution warehouse at South Hill, Virginia.

          SECTION 4.06. Exempted Debt. Notwithstanding Sections 4.04 and 4.05, any Credit Party or Restricted Subsidiary may, in addition to amounts permitted under such restrictions, create Indebtedness secured by Liens, or enter into Sale and Leaseback Transactions, provided that, at the time of such transactions and after giving effect thereto, the aggregate outstanding amount of all such Indebtedness secured by Liens plus Attributable Debt resulting from such Sale and Leaseback Transactions does not exceed 20% of Consolidated Stockholders' Equity.

          SECTION 4.07. Restrictions on Additional Obligors. The Additional Obligors shall not engage in any activity other than (a) continuing to own all the Capital Stock of, in the case of Jones Apparel Group, Inc., the Holding Company, and, in the case of the Holding Company, the Successor Operating Company and former Subsidiaries of the Successor Operating Company and (b) related or other activities incidental thereto, including, without limitation: (i) the Asset Drop-Down Transaction and transactions related thereto or the provision of administrative, legal, accounting, management services and similar to or on behalf of any of Subsidiaries of either such Additional Obligor, (ii) the ownership of the Capital Stock or other interests of its Subsidiaries, the sale and transfer of such ownership interests (to the extent not otherwise prohibited by this Indenture), and the exercise of rights and performance of obligations in connection therewith, (iii) the entry into, and exercise of rights and performance of obligations in respect of, (A) the Guarantees (if applicable), this Indenture and the Notes and any co-obligations related thereto, the Credit Agreements and any guarantees or co-obligations related thereto, any other agreement or instrument, including with respect to other Indebtedness or obligations, to which the Company is a party immediately prior to the consummation of the Asset Drop-Down Transaction (which other agreements or instruments, other than those contemplated in this Section, will be contributed to the Successor Operating Company upon consummation of the Asset Drop-Down Transaction), or any guarantee of or co-obligation with respect to any such agreement or instrument, and any guarantee of or co-obligation with respect to Indebtedness or other obligations of any of its Subsidiaries, in each case as amended, supplemented, waived or otherwise modified from time to time, and any refinancings, refundings, renewals or extensions thereof, (B) contracts and agreements with officers, directors and employees of either such Additional Obligor or a Subsidiary thereof relating to their employment or directorships, (C) insurance policies and related contracts and agreements, and (D) equity subscription agreements, registration rights agreements, voting and other stockholder agreements, engagement letters, underwriting agreements and other agreements in respect of the equity securities of either such Additional Obligor or any offering, issuance or sale thereof, (iv) the offering, issuance, sale and repurchase or redemption of, and dividends or distributions on, the equity securities of either such Additional Obligor,
(v) the filing of registration statements, and compliance with applicable reporting and other obligations under federal, state or other securities laws, (vi) the listing of the equity securities of either such Additional Obligor and compliance with applicable reporting and other obligations in connection therewith, (vii) the retention of (and the entry into, and exercise of rights and performance of obligations in respect of, contracts and agreements with) transfer agents, private placement agents, underwriters, counsel, accountants and other advisors and consultants,
(viii) the performance of obligations under and compliance with the certificate of incorporation and by-laws of either such Additional Obligor, or any applicable law, ordinance, regulation, rule, order, judgment, decree or permit, including, without limitation, as a result of or in connection with the activities of the Subsidiaries of either such Additional Obligor,
(ix) the incurrence and payment of the operating and business expenses of either such Additional Obligor and any taxes for which either such Additional Obligor may be liable, (x) making loans to or other investments in, or incurrence of Indebtedness to, the Subsidiaries of either such Additional Obligor, (xi) the ownership of, and exercise of rights and performance of obligations in respect of, intellectual property and domestic and foreign patents, trademarks, trade names, copyrights, technology, know-how and processes and licensing such intellectual property and domestic and foreign patents, trademarks, trade names, copyrights, technology, know-how and processes and (xii) other activities similar, incidental or related to the foregoing.

          SECTION 4.08. Waiver of Certain Covenants. Each of the Credit Parties may omit in any particular instance to comply with any term, provision or condition set forth in Section 4.02 or Sections 4.04 to 4.07, with respect to the Securities if before the time for such compliance the Holders of at least a majority in principal amount of the outstanding Securities shall, by act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Credit Parties, and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

          The Credit Parties may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to waive compliance with any covenant or condition hereunder. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive any such compliance, whether or not such Holders remain Holders after such record date; provided that unless the Holders of at least a majority in principal amount of the outstanding Securities shall have waived such compliance prior to the date which is 90 days after such record date, any such waiver previously given shall automatically and without further action by any Holder be cancelled and of no further effect.

          SECTION 4.09. Compliance Certificate. The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company an Officers' Certificate stating that in the course of the performance by the signers of their duties as Officers of the Company they would normally have knowledge of any Default and whether or not the signers know of any Default that occurred during such period. If they do, the certificate shall describe the Default, its status and what action the Company is taking or proposes to take with respect thereto. The Company also shall comply with TIA ss. 314(a)(4).

          SECTION 4.10. Further Instruments and Acts. Each of the Credit Parties shall execute and deliver to the Trustee such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.


                                 ARTICLE 5

                            Successor Companies

          SECTION 5.01. Merger and Consolidation. (a) None of the Credit Parties shall consolidate with or merge with or into, or convey, transfer or lease all or substantially all its assets to, any Person (other than a merger of a Wholly Owned Restricted Subsidiary into a Credit Party or another Wholly Owned Restricted Subsidiary or a merger of one Credit Party into another), unless:

          (i) the resulting, surviving or transferee Person (the "Successor Company") shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and the Successor Company (if not such Credit Party) shall expressly assume, by a supplemental indenture, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of such Credit Party under the Securities and this Indenture

          (ii) immediately after giving effect to such transaction (and treating any Indebtedness which becomes an obligation of the Successor Company, any other Credit Party or any Restricted Subsidiary as a result of such transaction as having been incurred by the Successor Company or such Credit Party or Restricted Subsidiary at the time of such transaction), no Event of Default shall have occurred and be continuing;

          (iii) such Credit Party shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture (if any) comply with this Indenture; and

          (iv) if, as a result of any such consolidation, merger or transfer, the Principal Property of such Credit Party would become subject to a Lien which shall not be permitted by this Indenture, such Credit Party or the Successor Company, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all Indebtedness secured thereby.

          The Successor Company shall succeed to, and be substituted for, and may exercise every right and power of, the applicable Credit Party under this Indenture, but the predecessor Credit Party in the case of a lease of all or substantially all its assets shall not be released from the obligation to pay the principal of and interest on the Securities.

          Notwithstanding the foregoing clauses (i) to (iv), the transfer of assets in connection with the Asset Drop-Down Transaction shall be governed by the provisions described in Section 5.01(b) and not the provisions of this Section 5.01(a).

          (b) The Company may convey or transfer in one transaction or series of related transactions (including by way of merger or consolidation), all or a majority of its assets other than the Capital Stock of its Subsidiaries (the "Asset Drop-Down Transaction") to an indirect Wholly Owned Restricted Subsidiary (the

"Successor Operating Company") (x) upon compliance with clauses (i), (iii) and (iv) of Section 5.01(a) and (y)(1) upon the execution and delivery by the Company, the Holding Company and the Successor Operating Company of a supplemental indenture substantially in the form of Exhibit C hereto, providing for the full and unconditional Guarantee of all the Successor Operating Company's obligations under the Securities and this Indenture or
(2) if less than substantially all of the Company's assets are being conveyed or transferred to the Successor Operating Company, upon the execution and delivery by the Company, the Holding Company and the Successor Operating Company of a supplemental indenture substantially in the form of Exhibit D hereto providing for the Company to continue as, and the Holding Company to be added as, joint and several coobligors under the Securities and this Indenture. It is expected in the case of clause (2) above that all payments in respect of the Securities will be made by the Successor Operating Company. Neither the Additional Obligors nor the Successor Operating Company shall be required to make a notation on the Securities to reflect such Guarantee or co-obligation or the Successor Operating Company as a new obligor under the Securities and this Indenture.

          Each Person which is required to become an Additional Obligor pursuant to the foregoing clause (2) shall promptly execute and deliver to the Trustee a supplemental indenture in the form of Exhibit D hereto pursuant to which such Person shall become jointly and severally obligated, as a coobligor, under the Securities and this Indenture. Concurrently with the execution and delivery of such supplemental indenture, the Company shall deliver to the Trustee an Opinion of Counsel and an Officers' Certificate to the effect that such supplemental indenture has been duly authorized, executed and delivered by such Person and that, subject to the application of bankruptcy, insolvency, moratorium, fraudulent conveyance or transfer and other similar laws relating to creditors' rights generally and to the principles of equity, whether considered in a proceeding at law or in equity, the obligations of such Person under the Securities and this Indenture are legal, valid and binding obligations of such Person, enforceable against such Person in accordance with its terms.

          (c) Upon compliance with clauses (x) and (y) in Section 5.01(b) above, the Successor Operating Company, and each of the Additional Obligors in the case of the occurrence of an Asset DropDown Transaction in which less than substantially all of the Company's assets are conveyed or transferred to the Successor Operating Company, will succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture.

          (d) The Credit Parties and the Trustee agree to execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of
Section 5.01(b).


                                ARTICLE 6

                          Defaults and Remedies

          SECTION 6.01. Events of Default. An "Event of Default" occurs if:

          (1) the Company defaults in any payment of interest on any Security when the same becomes due and payable, and such default continues for a period of 30 days;

          (2) the Company defaults in the payment of the principal of any Security when the same becomes due and payable at its maturity, upon redemption, upon declaration or otherwise;

          (3) any Credit Party fails to comply with Section 5.01;

          (4) any Credit Party fails to comply with Section 4.02, 4.03, 4.04, 4.05, 4.06 or 4.07 and such failure continues for 30 days after the notice specified below;

          (5) any Credit Party fails to comply with any of its covenants or agreements contained in the Securities or this Indenture (other than those referred to in (1), (2), (3) or (4) above) and such failure continues for 60 days after the notice specified below;

          (6) a default under any Indebtedness by any Credit Party or Restricted Subsidiary (other than the Securities), whether such Indebtedness now exists or shall hereafter be created, which default shall have resulted in Indebtedness in excess of $25,000,000 or its foreign currency equivalent becoming due and payable prior to the date on which it would otherwise have become due and payable, which such

     Indebtedness having been discharged or such acceleration having been rescinded or annulled within 30 days after notice;

          (7) any Credit Party or Restricted Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

               (A) commences a voluntary case;

               (B) consents to the entry of an order for relief against it in an involuntary case;

               (C) consents to the appointment of a Custodian of it or for any substantial part of its property; or

               (D) makes a general assignment for the benefit of its creditors; or takes any comparable action under any foreign laws relating to insolvency;

          (8) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (A) is for relief against any Credit or Restricted
          Subsidiary in an involuntary case;

               (B) appoints a Custodian of any Credit Party or Restricted Subsidiary or for any substantial part of its property; or

               (C) orders the winding up or liquidation of any Credit Party or Restricted Subsidiary; or any similar relief is granted under any foreign laws and the order or decree remains unstayed and in effect for 60 days;

          (9) any judgment or decree for the payment of money in excess of $25,000,000 or its foreign currency equivalent at the time is entered against any Credit Party or Restricted Subsidiary and either (A) an enforcement proceeding has been commenced by any creditor upon such judgment or decree or (B) there is a period of 60 days following the entry of such judgment or decree during which such judgment or decree is not discharged, waived or the execution thereof stayed; or

          (10) any Guarantee or co-obligation of any Additional Obligor shall cease to be in full force and effect (except as contemplated by the terms thereof) or any Additional Obligor or Person acting by or on behalf of such Additional Obligor shall deny or disaffirm its obligations under this Indenture or any such Guarantee or co-obligation.

          The foregoing shall constitute Events of Default whatever the reason for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

          The term "Bankruptcy Law" means Title 11, United States Code, or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

          A Default under clause (4), (5) or (6) above is not an Event of Default until the Trustee or the Holders of at least 25% in principal amount of the outstanding Securities notify the applicable Credit Party of the Default and such Credit Party does not cure such Default within the time specified in clause (4), (5) or (6) after receipt of such notice. Such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default."

          The applicable Credit Party shall deliver to the Trustee, within 30 days after the occurrence thereof, written notice in the form of an Officers' Certificate of any Event of Default under clause (6) or (10) and any event which with the giving of notice or the lapse of time would become an Event of Default under clause (4), (5) or (9), its status and what action such Credit Party is taking or proposes to take with respect thereto.

          SECTION 6.02. Acceleration. If an Event of Default (other than an Event of Default specified in Section 6.01(7) or (8) with respect to any Credit Party) occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the outstanding Securities by notice to the Company, may declare the principal of and accrued but unpaid interest on all the Securities to be due and payable. Upon such a declaration, such principal and interest shall be due and payable immediately. If an Event of Default specified in Section 6.01(7) or (8) with respect to any Credit Party occurs, the principal of and interest on all the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holders. The Holders of a majority in principal amount of the Securities by notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of acceleration. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

          SECTION 6.03. Other Remedies. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

          The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

          SECTION 6.04. Waiver of Past Defaults. The Holders of a majority in principal amount of the Securities by notice to the Trustee may waive an existing Default and its consequences except (i) a Default in the payment of the principal of or interest on a Security, (ii) a Default arising from the failure to redeem or purchase any Security when required pursuant to the terms of this Indenture or (iii) a Default in respect of a provision that under Section 9.02 cannot be amended without the consent of each Securityholder affected. When a Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or impair any consequent right.

          SECTION 6.05. Control by Majority. The Holders of a majority in principal amount of the outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or, subject to Section 7.01, that the Trustee determines is unduly prejudicial to the rights of any other Holder or that would involve the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. Prior to taking any action hereunder, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against all losses and expenses caused by taking or not taking such action.

          SECTION 6.06. Limitation on Suits. Except to enforce the right to receive payment of principal, premium (if any) or interest when due, no Holder may pursue any remedy with respect to this Indenture or the Securities unless:

          (1) the Holder previously gave the Trustee written notice stating that an Event of Default is continuing;

          (2) the Holders of at least 25% in principal amount of the outstanding Securities make a written request to the Trustee to pursue the remedy;

          (3) such Holder or Holders offer to the Trustee reasonable security or indemnity against any loss, liability or expense;

          (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of security or indemnity; and

          (5) the Holders of a majority in principal amount of the outstanding Securities do not give the Trustee a direction inconsistent with the request during such 60-day period.

          A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

          SECTION 6.07. Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of and liquidated damages and interest on the Securities held by such Holder, on or after the respective due dates expressed in the Securities, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

          SECTION 6.08. Collection Suit by Trustee. If an Event of Default specified in Section 6.01(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount then due and owing (together with interest on any unpaid interest to the extent lawful) and the amounts provided for in Section 7.07.

          SECTION 6.09. Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relative to any Credit Party or any of its Subsidiaries, their creditors or their property and, unless prohibited by law or applicable regulations, may vote on behalf of the Holders in any election of a trustee in bankruptcy or other Person performing similar functions, and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and its counsel, and any other amounts due the Trustee under Section 7.07.

          SECTION 6.10. Priorities. If the Trustee collects any money or property pursuant to this Article 6, it shall pay out the money or property in the following order:

          FIRST: to the Trustee for amounts due under Section 7.07;

          SECOND: to Securityholders for amounts due and unpaid on the Securities for principal and interest, ratably, and any liquidated damages without preference or priority of any kind, according to the amounts due and payable on the Securities for principal, any liquidated damages and interest, respectively; and

          THIRD: to the Company.

          The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section. At least 15 days before such record date, the Trustee shall mail to each Securityholder and the Company a notice that states the record date, the payment date and amount to be paid.

          SECTION 6.11. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07 or a suit by Holders of more than 10% in principal amount of the Securities.

          SECTION 6.12. Waiver of Stay or Extension Laws. None of the Credit Parties (to the extent it may lawfully do so) shall at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each Credit Party (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

                                 ARTICLE 7

                                  Trustee

          SECTION 7.01. Duties of Trustee. (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

          (b) Except during the continuance of an Event of Default:

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

          (c) The Trustee may not be relieved from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct, except that:

          (1) this paragraph does not limit the effect of paragraph (b) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was grossly negligent in ascertaining the pertinent facts; and

          (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

          (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (g) of this Section.

          (e) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company.

          (f) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

          (g) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

          SECTION 7.02. Rights of Trustee. (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

          (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate or Opinion of Counsel.

          (c) The Trustee may act through agents or attorneys and shall not be responsible for the misconduct or negligence of any agent or attorney appointed with due care.

          (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Trustee's conduct does not constitute wilful misconduct or gross negligence.

          (e) The Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Securities shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

          (f) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other paper or document.

          SECTION 7.03. Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar or co-paying agent may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

          SECTION 7.04. Trustee's Disclaimer. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement in this Indenture or in any document issued in connection with the sale of the Securities or in the Securities other than the Trustee's certificate of authentication.

          SECTION 7.05. Notice of Defaults. If a Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of principal of, premium (if any) or interest on any Security (including payments pursuant to the mandatory redemption provisions of such Security, if any), the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Securityholders.

          SECTION 7.06. Reports by Trustee to Holders. As promptly as practicable after each July 31 beginning with the July 31 following the Closing Date, and in any event prior to September 30 in each year, the Trustee shall mail to each Securityholder a brief report dated as of such July 31 that complies with Section 313(a) of the TIA. The Trustee shall also comply with Section 313(b) of the TIA.

          A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each stock exchange (if any) on which the Securities are listed. The Company agrees to notify promptly the Trustee whenever the Securities become listed on any stock exchange and of any delisting thereof.

          SECTION 7.07. Compensation and Indemnity. Each of the Credit Parties, jointly and severally, shall pay to the Trustee from time to time reasonable compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Credit Parties, jointly and severally, shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents, counsel, accountants and experts. Each Credit Party, jointly and severally, shall indemnify the Trustee against any and all loss, liability or expense (including reasonable attorneys' fees) incurred by or in connection with the administration of this trust and the performance of its duties hereunder. The Trustee shall notify the Company of any claim for which it may seek indemnity promptly upon obtaining actual knowledge thereof; provided, however, that any failure so to notify the Company shall not relieve any Credit Party of its indemnity obligations hereunder. The Credit Parties need not reimburse any expense or indemnify against any loss, liability or expense incurred by an indemnified party through such party's own wilful misconduct, gross negligence or bad faith.

          To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee other than money or property held in trust to pay principal of and interest and any liquidated damages on particular Securities.

          The Company's payment obligations pursuant to this Section shall survive the satisfaction or discharge of this Indenture, any rejection or termination of this Indenture under any bankruptcy law or the resignation or removal of the Trustee. When the Trustee incurs expenses after the occurrence of a Default specified in Section 6.01(7) or (8) with respect to the Company, the expenses are intended to constitute expenses of administration under the Bankruptcy Law.

          SECTION 7.08. Replacement of Trustee. The Trustee may resign at any time by so notifying the Company. The Holders of a majority in principal amount of the Securities may remove the Trustee by so notifying the Trustee and may appoint a successor Trustee. The

Company shall remove the Trustee if:

          (1) the Trustee fails to comply with Section 7.10;

          (2) the Trustee is adjudged bankrupt or insolvent;

          (3) a receiver or other public officer takes charge of the Trustee or its property; or

          (4) the Trustee otherwise becomes incapable of acting.

          If the Trustee resigns, is removed by the Company or by the Holders of a majority in principal amount of the Securities and such Holders do not reasonably promptly appoint a successor Trustee, or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Company shall promptly appoint a successor Trustee.

          A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.07.

          If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee or the Holders of 10% in principal amount of the Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          Notwithstanding the replacement of the Trustee pursuant to this Section, the Company's obligations under Section 7.07 shall continue for the benefit of the retiring Trustee.

          SECTION 7.09. Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

          In case at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have.

          SECTION 7.10. Eligibility; Disqualification. The Trustee shall at all times satisfy the requirements of TIA ss. 310(a). The Trustee shall have a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA ss. 310(b); provided, however, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met.

          SECTION 7.11. Preferential Collection of Claims Against Company. The Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated.

                                 ARTICLE 8

                     Discharge of Indenture; Defeasance

          SECTION 8.01. Discharge of Liability on Securities; Defeasance.
(a) When (i) the Company delivers to the Trustee all outstanding Securities (other than Securities replaced pursuant to Section 2.08) for cancellation or (ii) all outstanding Securities have become due and payable, whether at maturity or as a result of the mailing of a notice of redemption pursuant to Article 3 hereof, and the Company irrevocably deposits with the Trustee funds or U.S. Government Obligations on which payment of principal and interest when due shall be sufficient to pay at maturity or upon redemption all outstanding Securities, including interest thereon to maturity or such redemption date (other than Securities replaced pursuant to Section 2.08), and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Section 8.01(c), cease to be of further effect. The Trustee shall acknowledge satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Company.

          (b) Subject to Sections 8.01(c) and 8.02, the Company at any time may terminate (i) all of its obligations and the obligations of the Guarantors under the Securities and this Indenture ("legal defeasance option") or (ii) the obligations of the Company and the Guarantors under Sections 4.02, 4.03, 4.04, 4.05, 4.06, 4.07, 4.09 and 4.10 and the
operation of Section 5.01(a)(iii), 5.01(a)(iv), 6.01(4), 6.01(6), 6.01(7)
(with respect to Restricted Subsidiaries only), 6.01(8) (with respect to Restricted Subsidiaries only) and 6.01(9) ("covenant defeasance option"). The Company may exercise its legal defeasance option notwithstanding its prior exercise of its covenant defeasance option. In the event that the Company terminates all of its obligations under the Securities and this Indenture by exercising its legal defeasance option, the obligations of the Guarantors under the Guarantees, or the obligations of the Additional Obligors under the Securities and this Indenture, as the case may be, shall each be terminated simultaneously with the termination of such obligations.

          If the Company exercises its legal defeasance option, payment of the Securities may not be accelerated because of an Event of Default. If the Company exercises its covenant defeasance option, payment of the Securities may not be accelerated because of an Event of Default specified in Section 6.01(4), 6.01(6), 6.01(7) or 6.01(8) (with respect to Restricted Subsidiaries only) or 6.01(9) or because of the failure of the Company to comply with clauses (iii) and (iv) of Section 5.01(a).

          Upon satisfaction of the conditions set forth herein and upon request of the Company, the Trustee shall acknowledge in writing the discharge of those obligations that the Company terminates.

          (c) Notwithstanding clauses (a) and (b) above, the Company's obligations in Sections 2.04, 2.05, 2.06, 2.07, 2.08, 2.09, 7.07, 7.08 and
in this Article 8 shall survive until the Securities have been paid in full. Thereafter, the Company's obligations in Sections 7.07, 8.04 and 8.05 shall survive.

          SECTION 8.02. Conditions to Defeasance. The Company may exercise its legal defeasance option or its covenant defeasance option only if:

          (1) the Company irrevocably deposits in trust with the Trustee money or U.S. Government Obligations for the payment of principal, premium (if any) and interest on the Securities to maturity or redemption, as the case may be;

          (2) the Company delivers to the Trustee a certificate from a nationally recognized firm of independent accountants expressing their opinion that the payments of principal and interest when due and without reinvestment on the deposited U.S. Government Obligations plus any deposited money without investment shall provide cash at such times and in such amounts as shall be sufficient to pay principal and interest when due on all the Securities to maturity or redemption, as the case may be;

          (3) 123 days pass after the deposit is made and during the 123-day period no Default specified in Section 6.01(7) or (8) with respect to the Company occurs which is continuing at the end of the period;

          (4) the deposit does not constitute a default under any other agreement binding on the Company and is not prohibited by Article 10;

          (5) the Company delivers to the Trustee an Opinion of Counsel to the effect that the trust resulting from the deposit does not constitute, or is qualified as, a regulated investment company under the Investment Company Act of 1940;

          (6) in the case of the legal defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the Closing Date there has been a change in the applicable

     Federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Securityholders shall not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and shall be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

          (7) in the case of the covenant defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Securityholders shall not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and shall be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred; and

          (8) the Company delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance and discharge of the Securities as contemplated by this Article 8 have been complied with.

          Before or after a deposit, the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date in accordance with Article 3.

          SECTION 8.03. Application of Trust Money. The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to this Article 8. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal of and interest on the Securities.

          SECTION 8.04. Repayment to Company. The Trustee and the Paying Agent shall promptly turn over to the Company upon request any excess money or securities held by them at any time.

          Subject to any applicable abandoned property law, the Trustee and the Paying Agent shall pay to the Company upon written request any money held by them for the payment of principal or interest that remains unclaimed for two years, and, thereafter, Securityholders entitled to the money must look to the Company for payment as general creditors.

          SECTION 8.05. Indemnity for Government Obligations. The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or the principal and interest received on such U.S. Government Obligations.

          SECTION 8.06. Reinstatement. If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with this Article 8 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article 8 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with this Article 8; provided, however, that, if the Company has made any payment of interest on or principal of any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

                                 ARTICLE 9

                                 Amendments

          SECTION 9.01. Without Consent of Holders. The Credit Parties and the Trustee may amend this Indenture or the Securities without notice to or consent of any Securityholder:

          (1) to cure any ambiguity, omission, defect or inconsistency;

          (2) to comply with Article 5;

          (3) to provide for uncertificated Securities in addition to or in place of certificated Securities; provided, however, that the uncertificated Securities are issued in registered form for purposes of Section 163(f) of the Code or in a manner such that the uncertificated Securities are described in Section 163(f)(2)(B) of the Code;

          (4) to provide for the assumption by the Successor Operating Company of the obligations of the Company and the issuance of the Guarantees of such obligations by the Additional Obligors or the retention and addition, as applicable, of the Additional Obligors as co-obligors under the Securities and this Indenture, in connection with the Asset Drop-Down Transaction as contemplated in Article 5;

          (5) to add guarantees or co-obligors with respect to the Securities or to secure the Securities;

          (6) to add to the covenants of the Company for the benefit of the Holders or to surrender any right or power herein conferred upon the Company;

          (7) to comply with any requirements of the SEC in connection with qualifying, or maintaining the qualification of, this Indenture under the TIA;

          (8) to make any change that does not adversely affect the rights of any Securityholder; or

          (9) to provide for the issuance of the Exchange Securities or Private Exchange Securities, which shall have terms substantially identical in all material respects to the Original Securities (except that the transfer restrictions contained in the Original Securities shall be modified or eliminated, as appropriate), and which shall be treated, together with any outstanding Original Securities, as a single issue of securities. After an amendment under this Section becomes effective, the Company shall mail to Securityholders a notice briefly describing such amendment. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment under this Section.

          SECTION 9.02. With Consent of Holders. The Credit Parties and the Trustee may amend this Indenture or the Securities without notice to any Securityholder but with the written consent of the Holders of at least a majority in principal amount of the Securities then outstanding (including consents obtained in connection with a tender offer or exchange for the Securities). However, without the consent of each Securityholder affected, an amendment may not:

          (1) reduce the amount of Securities whose Holders must consent to an amendment;

          (2) reduce the rate of or extend the time for payment of interest or any liquidated damages on any Security;

          (3) reduce the principal of or extend the stated maturity of any Security;

          (4) reduce the premium payable upon the redemption of any Security or change the time at which any Security may be redeemed in accordance with Article 3;

          (5) make any Security payable in money other than that stated in the Security;

          (6) impair the right of any Holder to receive payment of principal of, and interest or any liquidated damages on, such Holder's Securities on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to such Holder's Securities;

          (7) make any change in Section 6.04 or 6.07 or the second sentence of this Section 9.02; or

          (8) make any change in any Guarantee or co-obligation of any Additional Obligor under the Securities and this Indenture that would adversely affect the Holders. It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof. After an amendment under this Section becomes effective, the Company shall mail to Securityholders a notice briefly describing such amendment. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment under this Section.

          SECTION 9.03. Compliance with Trust Indenture Act. Every amendment to this Indenture or the Securities shall comply with the TIA as then in effect.

          SECTION 9.04. Revocation and Effect of Consents and Waivers. A consent to an amendment or a waiver by a Holder of a Security shall bind the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent or waiver is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent or waiver as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment or waiver becomes effective. After an amendment or waiver becomes effective, it shall bind every Securityholder. An amendment or waiver becomes effective once both (i) the requisite number of consents have been received by the Company or the Trustee and (ii) such amendment or waiver has been executed by the Company and the Trustee.

          The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Securityholders entitled to give their consent or take any other action described above or required or permitted to be taken pursuant to this Indenture. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those Persons who were Securityholders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 120 days after such record date.

          SECTION 9.05. Notation on or Exchange of Securities. If an amendment changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security regarding the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment.

          SECTION 9.06. Trustee To Sign Amendments. The Trustee shall sign any amendment authorized pursuant to this Article 9 if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing such amendment the Trustee shall be entitled to receive indemnity satisfactory to it and to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture and that such amendment is the legal, valid and binding obligation of the Credit Parties enforceable against them in accordance with its terms, subject to customary exceptions, and complies with the provisions hereof (including Section 9.03).

          SECTION 9.07. Payment for Consent. Neither the Company nor any Affiliate of the Company shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Securities unless such consideration is offered to be paid to all Holders that so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.

                                ARTICLE 10

                                Guarantees

          SECTION 10.01. Guarantees. Each Guarantor hereby jointly and severally unconditionally and irrevocably guarantees, as a primary obligor and not merely as a surety, to each Holder and to the Trustee and its successors and assigns (a) the full and punctual payment of principal of and interest on and liquidated damages in respect of the Securities when due, whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of the Company under this

Indenture (including obligations to the Trustee) and the Securities and (b) the full and punctual performance within applicable grace periods of all other obligations of the Company whether for expenses, indemnification or otherwise under this Indenture and the Securities (all the foregoing being hereinafter collectively called the "Guaranteed Obligations"). Each Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice or further assent from each such Guarantor, and that each such Guarantor shall remain bound under this
Article 10, notwithstanding any extension or renewal of any Guaranteed
Obligation.

          Each Guarantor waives presentation to, demand of, payment from and protest to the Company of any of the Guaranteed Obligations and also waives notice of protest for nonpayment. Each Guarantor waives notice of any default under the Securities or the Guaranteed Obligations. The obligations of each Guarantor hereunder shall not be affected by (a) the failure of any Holder or the Trustee to assert any claim or demand or to enforce any right or remedy against the Company or any other Person under this Indenture, the Securities or any other agreement or otherwise; (b) any extension or renewal of any thereof; (c) any rescission, waiver, amendment or modification of any of the terms or provisions of this Indenture, the Securities or any other agreement; (d) the release of any security held by any Holder or the Trustee for the Guaranteed Obligations or any of them;
(e) the failure of any Holder or Trustee to exercise any right or remedy against any other Guarantor of the Guaranteed Obligations; or (f) any change in the ownership of such Guarantor, except as provided in Section 10.02(b).

          Each Guarantor hereby waives any right to which it may be entitled to have its obligations hereunder divided among the Guarantors, such that such Guarantor's obligations would be less than the full amount claimed. Each Guarantor hereby waives any right to which it may be entitled to have the assets of the Company first be used and depleted as payment of the Company's or such Guarantor's obligations hereunder prior to any amounts being claimed from or paid by such Guarantor hereunder. Each Guarantor hereby waives any right to which it may be entitled to require that the Company be sued prior to an action being initiated against such Guarantor.

          Each Guarantor further agrees that its Guarantee herein constitutes a guarantee of payment, performance and compliance when due (and not a guarantee of collection) and waives any right to require that any resort be had by any Holder or the Trustee to any security held for payment of the Guaranteed Obligations.

          Except as expressly set forth in Sections 8.01(b), 10.02 and 10.06, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor herein shall not be discharged or impaired or otherwise affected by the failure of any Holder or the Trustee to assert any claim or demand or to enforce any remedy under this Indenture, the Securities or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of any Guarantor or would otherwise operate as a discharge of any Guarantor as a matter of law or equity.

          Each Guarantor agrees that its Guarantee shall remain in full force and effect until payment in full of all the Guaranteed Obligations. Each Guarantor further agrees that its Guarantee herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Guaranteed Obligation is rescinded or must otherwise be restored by any Holder or the Trustee upon the bankruptcy or reorganization of the Company or otherwise.

          In furtherance of the foregoing and not in limitation of any other right which any Holder or the Trustee has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Company to pay the principal of or interest on any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, or to perform or comply with any other Guaranteed Obligation, each Guarantor hereby promises to and shall, upon receipt of written demand by the Trustee, forthwith pay, or cause to be paid, in cash, to the Holders or the Trustee an amount equal to the sum of (i) the unpaid principal amount of such Guaranteed Obligations, (ii) accrued and unpaid interest on such Guaranteed Obligations (but only to the extent not prohibited by law) and (iii) all other monetary obligations of the Company to the Holders and the Trustee.

          Each Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any Guaranteed Obligations guaranteed hereby until payment in full of all Guaranteed Obligations. Each Guarantor further agrees that, as between it, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the Guaranteed Obligations guaranteed hereby may be accelerated as provided in

Article 6 for the purposes of any Guarantee herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guaranteed Obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such Guaranteed Obligations as provided in Article 6, such Guaranteed Obligations (whether or not due and payable) shall forthwith become due and payable by such Guarantor for the purposes of this Section 10.01.

          Each Guarantor also agrees to pay any and all costs and expenses (including reasonable attorneys' fees and expenses) incurred by the Trustee or any Holder in enforcing any rights under this Section 10.01.

          Upon request of the Trustee, each Guarantor shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

          SECTION 10.02. Limitation on Liability. (a) Any term or provision of this Indenture to the contrary notwithstanding, the maximum, aggregate amount of the Guaranteed Obligations guaranteed hereunder by any Guarantor shall not exceed the maximum amount that can be hereby guaranteed without rendering this Indenture, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

          (b) This Guarantee as to any Guarantor shall terminate and be of no further force or effect and such Guarantor shall be deemed to be released from all obligations under this Article 10 upon the substitution of any Successor Company for such Guarantor pursuant to Section 5.01(a). At the request of the Company or any such Guarantor, the Trustee shall execute and deliver an appropriate instrument evidencing such release.

          SECTION 10.03. Successors and Assigns. This Article 10 shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges conferred upon that party in this Indenture and in the Securities shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions of this Indenture.

          SECTION 10.04. No Waiver. Neither a failure nor a delay on the part of either the Trustee or the Holders in exercising any right, power or privilege under this Article 10 shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of the Trustee and the Holders herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which either may have under this Article 10 at law, in equity, by statute or otherwise.

          SECTION 10.05. Modification. No modification, amendment or waiver of any provision of this Article 10, nor the consent to any departure by any Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Trustee, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in the same, similar or other circumstances.

          SECTION 10.06. Execution of Supplemental Indenture for the Guarantors. Each Person which is required to become a Guarantor pursuant to
Section 5.01(b) shall promptly execute and deliver to the Trustee a supplemental indenture in the form of Exhibit C hereto pursuant to which such Person shall become a Guarantor under this Article 10 and shall guarantee the Guaranteed Obligations. Concurrently with the execution and delivery of such supplemental indenture, the Company shall deliver to the Trustee an Opinion of Counsel and an Officers' Certificate to the effect that such supplemental indenture has been duly authorized, executed and delivered by such Person and that, subject to the application of bankruptcy, insolvency, moratorium, fraudulent conveyance or transfer and other similar laws relating to creditors' rights generally and to the principles of equity, whether considered in a proceeding at law or in equity, the Guarantee of such Guarantor is a legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms.


                                ARTICLE 11

                               Miscellaneous

          SECTION 11.01. Trust Indenture Act Controls. If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

          SECTION 11.02. Notices. Any notice or communication shall be in writing and delivered in person or mailed by first-class mail addressed as follows:

          if to the Credit Parties:

          Jones Apparel Group, Inc.
          1411 Broadway
          New York, NY 10018

          Attention of: Ira M. Dansky, Esq.

          if to the Trustee:

          The Chase Manhattan Bank
          450 West 33rd Street, 15th Floor
          New York, New York  10001-2697

          Attention of: Global Trust Services

          The Credit Parties or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

          Any notice or communication mailed to a Securityholder shall be mailed to the Securityholder at the Securityholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

          Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

          SECTION 11.03. Communication by Holders with Other Holders. Securityholders may communicate pursuant to TIA ss. 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Credit Parties, the Trustee, the Registrar and anyone else shall have the protection of TIA ss. 312(c).

          SECTION 11.04. Certificate and Opinion as to Conditions
Precedent. Upon any request or application by a Credit Party to the Trustee to take or refrain from taking any action under this Indenture, the Company shall furnish to the Trustee:

          (1) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

          (2) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

          SECTION 11.05. Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture shall include:

          (1) a statement that the individual making such certificate or opinion has read such covenant or condition;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether or not, in the opinion of such individual, such covenant or condition has been complied with.

          SECTION 11.06. When Securities Disregarded. In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company, any Guarantor or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any Guarantor shall be disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded. Subject to the foregoing, only Securities outstanding at the time shall be considered in any such determination.

          SECTION 11.07. Rules by Trustee, Paying Agent and Registrar. The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Registrar and the Paying Agent may make reasonable rules for their functions.

          SECTION 11.08. Legal Holidays. A "Legal Holiday" is a Saturday, Sunday or other day on which banking institutions in New York State are authorized or required by law to close. If a payment date is a Legal Holiday, payment shall be made on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If a regular record date is a Legal Holiday, the record date shall not be affected.

          SECTION 11.09. Governing Law. THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

          SECTION 11.10. No Recourse Against Others. A director, officer, employee or stockholder, as such, of any Credit Party shall not have any liability for any obligations of such Credit Party under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

          SECTION 11.11. Successors. All agreements each Credit Party in this Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

          SECTION 11.12. Multiple Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

          SECTION 11.13. Table of Contents; Headings. The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

          IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.

                                   JONES APPAREL GROUP, INC.

                                   by   /s/ Wesley R. Card
                                     -------------------------------
                                     Name:  Wesley R. Card
                                     Title: Chief Financial Officer


                                   THE CHASE MANHATTAN BANK,
                                      as Trustee

                                   by   /s/ Sheik Wiltshire
                                     -------------------------------
                                     Name:  Sheik Wiltshire
                                     Title: Second Vice President

                                 APPENDIX A

                 PROVISIONS RELATING TO INITIAL SECURITIES,
                        PRIVATE EXCHANGE SECURITIES
                          AND EXCHANGE SECURITIES

          1. Definitions

          1.1 Definitions. For the purposes of this Appendix A the following terms shall have the meanings indicated below:

          "Applicable Procedures" means, with respect to any transfer or transaction involving a Regulation S Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Global Security, Euroclear and Cedel, in each case to the extent applicable to such transaction and as in effect from time to time.

          "Cedel" means Cedel Bank, S.A., or any successor securities clearing agency.

          "Definitive Security" means a certificated Initial Security or Exchange Security (bearing the Restricted Securities Legend if the transfer of such Security is restricted by applicable law) that does not include the Global Securities Legend.

          "Depositary" means The Depository Trust Company, its nominees and their respective successors.

          "Euroclear" means the Euroclear Clearance System or any successor securities clearing agency.

          "Global Securities Legend" means the legend set forth under that caption in Exhibit A to this Indenture.

          "IAI" means an institutional "accredited investor" as described in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

          "Initial Purchasers" means Chase Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Bear, Stearns & Co. Inc.

          "Private Exchange" means an offer by the Company, pursuant to the Registration Agreement, to issue and deliver to certain purchasers, in exchange for the Initial Securities held by such purchasers as part of their initial distribution, a like aggregate principal amount of Private Exchange Securities.

          "Private Exchange Securities" means the Securities of the Company issued in exchange for Initial Securities pursuant to this Indenture in connection with the Private Exchange pursuant to the Registration
Agreement.

          "Purchase Agreement" means the Purchase Agreement dated September 29, 1998, between the Company and the Initial Purchasers.

          "QIB" means a "qualified institutional buyer" as defined in Rule
144A.

          "Registered Exchange Offer" means the offer by the Company, pursuant to the Registration Agreement, to certain Holders of Initial Securities, to issue and deliver to such Holders, in exchange for their Initial Securities, a like aggregate principal amount of Exchange Securities registered under the Securities Act.

          "Registration Agreement" means the Exchange and Registration Rights Agreement dated October 2, 1998, between the Company and the Initial Purchasers.

          "Regulation S" means Regulation S under the Securities Act.

          "Regulation S Securities" means all Initial Securities offered and sold outside the United States in reliance on Regulation S.

          "Restricted Period," with respect to any Securities, means the period of 40 consecutive days beginning on and including the later of (i) the day on which such Securities are first offered to persons other than distributors (as defined in Regulation S under the Securities Act) in reliance on Regulation S and (ii) the Closing Date with respect to such Securities.

          "Restricted Securities Legend" means the legend set forth in
Section 2.3(e)(i) herein.

          "Rule 501" means Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

          "Rule 144A" means Rule 144A under the Securities Act.

          "Rule 144A Securities" means all Initial Securities offered and sold to QIBs in reliance on Rule 144A.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Securities Custodian" means the custodian with respect to a Global Security (as appointed by the Depositary) or any successor person thereto, who shall initially be the Trustee.

          "Shelf Registration Statement" means a registration statement filed by the Company in connection with the offer and sale of Initial Securities pursuant to the Registration Agreement.

          "Transfer Restricted Securities" means Definitive Securities and any other Securities that bear or are required to bear the Restricted Securities Legend.

          1.2 Other Definitions

Term:                                   Defined in Section:

"Agent Members"                                 2.1(b)

"IAI Global Security"                           2.1(a)

"Global Security"                               2.1(a)

"Regulation S Global Security"                  2.1(a)

"Rule 144A Global Security"                     2.1(a)


          2. The Securities

          2.1 Form and Dating. The Initial Securities issued on the date hereof shall be (i) offered and sold by the Company pursuant to the Purchase Agreement and (ii) resold, initially only to (A) QIBs in reliance on Rule 144A and (B) Persons other than U.S. Persons (as defined in Regulation S) in reliance on Regulation S. Such Initial Securities may thereafter be transferred to, among others, QIBs, purchasers in reliance on Regulation S and, except as set forth below, IAIs in accordance with Rule 501.

          (a) Global Securities. Rule 144A Securities shall be issued initially in the form of one or more permanent global Securities in definitive, fully registered form (collectively, the "Rule 144A Global Security") and Regulation S Securities shall be issued initially in the form of one or more global Securities (collectively, the "Regulation S Global Security"), in each case without interest coupons and bearing the Global Securities Legend and Restricted Securities Legend, which shall be deposited on behalf of the purchasers of the Securities represented thereby with the Securities Custodian, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as provided in this Indenture. One or more global securities in definitive, fully registered form without interest coupons and bearing the Global Securities Legend and the Restricted Securities Legend (collectively, the "IAI Global Security") shall also be issued on the Closing Date, deposited with the Securities Custodian, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as provided in this Indenture to accommodate transfers of beneficial interests in the Securities to IAIs subsequent to the initial distribution. Beneficial ownership interests in the Regulation S Global Security shall not be exchangeable for interests in the Rule 144A Global Security, the IAI Global Security or any other Security without a Restricted Securities Legend until the expiration of the Restricted Period. The Rule 144A Global Security, the IAI Global Security and the Regulation S Global Security are each referred to herein as a "Global Security" and are collectively referred to herein as "Global Securities." The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee as hereinafter provided.

          (b) Book-Entry Provisions. This Section 2.1(b) shall apply only to a Global Security deposited with or on behalf of the Depositary.

          The Company shall execute and the Trustee shall, in accordance with this Section 2.1(b) and pursuant to an order of the Company, authenticate and deliver initially one or more Global Securities that (a) shall be registered in the name of the Depositary for such Global Security or Global Securities or the nominee of such Depositary and (b) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions or held by the Trustee as Securities Custodian.

          Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary or by the Trustee as Securities Custodian or under such Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

          (c) Definitive Securities. Except as provided in Section 2.3 or 2.4, owners of beneficial interests in Global Securities will not be entitled to receive physical delivery of certificated Securities.

          2.2 Authentication. The Trustee shall authenticate and make available for delivery upon a written order of the Company signed by one Officer (1) Original Securities for original issue on the date hereof in an aggregate principal amount of $265,000,000 and (2) the (A) Exchange Securities for issue only in a Registered Exchange Offer and (B) Private Exchange Securities for issue only in the Private Exchange, in the case of each of (A) and (B) pursuant to the Registration Agreement and for a like principal amount of Initial Securities exchanged pursuant thereto. Such order shall specify the amount of the Securities to be authenticated, the date on which the original issue of Securities is to be authenticated and whether the Securities are to be Initial Securities, Exchange Securities or Private Exchange Securities. The aggregate principal amount of Securities outstanding at any time may not exceed $265,000,000 except as provided in
Section 2.08 of this Indenture.

          2.3 Transfer and Exchange. (a) Transfer and Exchange of
Definitive Securities. When Definitive Securities are presented to the Registrar with a request:

               (x) to register the transfer of such Definitive Securities;
          or

               (y) to exchange such Definitive Securities for an equal principal amount of Definitive Securities of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Securities surrendered for transfer or exchange:

          (i) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

          (ii) are accompanied by the following additional information and documents, as applicable:

               (A) if such Definitive Securities are being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in the form set forth on the reverse side of the Initial Security); or

               (B) if such Definitive Securities are being transferred to the Company, a certification to that effect (in the form set forth on the reverse side of the Initial Security); or

               (C) if such Definitive Securities are being transferred pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or in reliance upon another exemption from the registration requirements of the Securities Act, (i) a certification to that effect (in the form set forth on the reverse side of the Initial Security) and (ii) if the Company so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the legend set forth in Section 2.3(e)(i).

          (b) Restrictions on Transfer of a Definitive Security for a Beneficial Interest in a Global Security. A Definitive Security may not be exchanged for a beneficial interest in a Global Security except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Security, duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar, together with:

          (i) certification (in the form set forth on the reverse side of the Initial Security) that such Definitive Security is being transferred (A) to a QIB in accordance with Rule 144A, (B) to an IAI that has furnished to the Trustee a signed letter substantially in the form of Exhibit E or (C) outside the United States in an offshore transaction within the meaning of Regulation S and in compliance with Rule 904 under the Securities Act; and

          (ii) written instructions directing the Trustee to make, or to direct the Securities Custodian to make, an adjustment on its books and records with respect to such Global Security to reflect an increase in the aggregate principal amount of the Securities represented by the Global Security, such instructions to contain information regarding the Depositary account to be credited with such increase, then the Trustee shall cancel such Definitive Security and cause, or direct the Securities Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Securities Custodian, the aggregate principal amount of Securities represented by the Global Security to be increased by the aggregate principal amount of the Definitive Security to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Security equal to the principal amount of the Definitive Security so canceled. If no Global Securities are then outstanding and the Global Security has not been previously exchanged for certificated securities pursuant to Section 2.4, the Company shall issue and the Trustee shall authenticate, upon written order of the Company in the form of an Officers' Certificate, a new Global Security in the appropriate principal amount.

          (c) Transfer and Exchange of Global Securities. (i) The transfer and exchange of Global Securities or beneficial interests therein shall be effected through the Depositary, in accordance with this Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depositary therefor. A transferor of a beneficial interest in a Global Security shall deliver a written order given in accordance with the Depositary's procedures containing information regarding the participant account of the Depositary to be credited with a beneficial interest in such Global Security or another Global Security and such account shall be credited in accordance with such order with a beneficial interest in the applicable Global Security and the account of the Person making the transfer shall be debited by an amount equal to the beneficial interest in the Global Security being transferred. Transfers by an owner of a beneficial interest in the Rule 144A Global Security or the IAI Global Security to a transferee who takes delivery of such interest through the Regulation S Global Security, whether before or after the expiration of the Restricted Period, shall be made only upon receipt by the Trustee of a certification from the transferor to the effect that such transfer is being made in accordance with Regulation S or (if available) Rule 144 under the Securities Act and that, if such transfer is being made prior to the expiration of the Restricted Period, the interest transferred shall be held immediately thereafter through Euroclear or Cedel. In the case of a transfer of a beneficial interest in either the Regulation S Global Security or the Rule 144A Global Security for an interest in the IAI Global Security, the transferee must furnish a signed letter substantially in the form of Exhibit E to the Trustee.

          (ii) If the proposed transfer is a transfer of a beneficial interest in one Global Security to a beneficial interest in another Global Security, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Security to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of Global Security from which such interest is being transferred.

          (iii) Notwithstanding any other provisions of this Appendix (other than the provisions set forth in Section 2.4), a Global Security may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

          (iv) In the event that a Global Security is exchanged for Definitive Securities pursuant to Section 2.4 prior to the consummation of the Registered Exchange Offer or the effectiveness of the Shelf Registration Statement with respect to such Securities, such Securities may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 2.3 (including the certification requirements set forth on the reverse of the Initial Securities intended to ensure that such transfers comply with Rule 144A, Regulation S or such other applicable exemption from registration under the Securities Act, as the case may be) and such other procedures as may from time to time be adopted by the Company.

          (d) Restrictions on Transfer of Regulation S Global Security.

          (i) Prior to the expiration of the Restricted Period, interests in the Regulation S Global Security may only be held through Euroclear or Cedel. During the Restricted Period, beneficial ownership interests in the Regulation S Global Security may only be sold, pledged or transferred through Euroclear or Cedel in accordance with the Applicable Procedures and only (A) to the Company, (B) so long as such security is eligible for resale pursuant to Rule 144A, to a person whom the selling holder reasonably believes is a QIB that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (C) in an offshore transaction in accordance with Regulation S, (D) pursuant to an exemption from registration under the Securities Act provided by Rule 144 (if applicable) under the Securities Act, (E) to an IAI purchasing for its own account, or for the account of such an IAI, in a minimum principal amount of Securities of $250,000 or (F) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States.

          Prior to the expiration of the Restricted Period, transfers by an owner of a beneficial interest in the Regulation S Global Security to a transferee who takes delivery of such interest through the Rule 144A Global Security or the IAI Global Security shall be made only in accordance with Applicable Procedures and upon receipt by the Trustee of a written certification from the transferor of the beneficial interest in the form provided on the reverse of the Initial Security to the effect that such transfer is being made to (i) a person whom the transferor reasonably believes is a QIB within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A or (ii) an IAI purchasing for its own account, or for the account of such an IAI, in a minimum principal amount of the Securities of $250,000.

          Such written certification shall no longer be required after the expiration of the Restricted Period. In the case of a transfer of a beneficial interest in the Regulation S Global Security for an interest in the IAI Global Security, the transferee must furnish a signed letter substantially in the form of Exhibit E to the Trustee.

          (ii) Upon the expiration of the Restricted Period, beneficial ownership interests in the Regulation S Global Security shall be transferable in accordance with applicable law and the other terms of this Indenture. (e) Legend. (i) Except as permitted by the following paragraphs (ii), (iii) or (iv), each Security certificate evidencing the Global Securities and the Definitive Securities (and all Securities issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form (each defined term in the legend being defined as such for purposes of the legend only):

          "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL CLOSING DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE

     SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE."

Each Definitive Security shall bear the following additional legend:

          "IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS."

          (ii) Upon any sale or transfer of a Transfer Restricted Security that is a Definitive Security, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Definitive Security that does not bear the legends set forth above and rescind any restriction on the transfer of such Transfer Restricted Security if the Holder certifies in writing to the Registrar that its request for such exchange was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Initial Security).

          (iii) After a transfer of any Initial Securities or Private Exchange Securities during the period of the effectiveness of the Shelf Registration Statement with respect to such Initial Securities or Private Exchange Securities, as the case may be, all requirements pertaining to the Restricted Securities Legend on such Initial Securities or such Private Exchange Securities shall cease to apply and the requirements that any such Initial Securities or such Private Exchange Securities be issued in global form shall continue to apply.

          (iv) Upon the consummation of a Registered Exchange Offer with respect to the Initial Securities pursuant to which Holders of such Initial Securities are offered Exchange Securities in exchange for their Initial Securities, all requirements pertaining to Initial Securities that Initial Securities be issued in global form shall continue to apply, and Exchange Securities in global form without the Restricted Securities Legend shall be available to Holders that exchange such Initial Securities in such Registered Exchange Offer.

          (v) Upon the consummation of a Private Exchange with respect to the Initial Securities pursuant to which Holders of such Initial Securities are offered Private Exchange Securities in exchange for their Initial Securities, all requirements pertaining to such Initial Securities that Initial Securities be issued in global form shall continue to apply, and Private Exchange Securities in global form with the Restricted Securities Legend shall be available to Holders that exchange such Initial Securities in such Private Exchange.

          (vi) Upon a sale or transfer after the expiration of the Restricted Period of any Initial Security acquired pursuant to Regulation S, all requirements that such Initial Security bear the Restricted Securities Legend shall cease to apply and the requirements requiring any such Initial Security be issued in global form shall continue to apply.

          (f) Cancellation or Adjustment of Global Security. At such time as all beneficial interests in a Global Security have either been exchanged for Definitive Securities, transferred, redeemed, repurchased or canceled, such Global Security shall be returned by the Depositary to the Trustee for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for Definitive Securities, transferred in exchange for an interest in another Global Security, redeemed, repurchased or canceled, the principal amount of Securities represented by such Global Security shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Securities Custodian for such Global Security) with respect to such Global Security, by the Trustee or the Securities Custodian, to reflect such reduction.

          (g) Obligations with Respect to Transfers and Exchanges of
Securities.

          (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate, Definitive Securities and Global Securities at the Registrar's request.

          (ii) No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Sections 3.06 and 9.05 of this Indenture).

          (iii) Prior to the due presentation for registration of transfer of any Security, the Company, the Trustee, the Paying Agent or the Registrar may deem and treat the person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, the Trustee, the Paying Agent or the Registrar shall be affected by notice to the contrary.

          (iv) All Securities issued upon any transfer or exchange pursuant to the terms of this Indenture shall evidence the same debt and shall be entitled to the same benefits under this Indenture as the Securities surrendered upon such transfer or exchange.

          (h) No Obligation of the Trustee.

          (i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, a member of, or a participant in the Depositary or any other Person with respect to the accuracy of the records of the Depositary or its nominee or of any participant or member thereof, with respect to any ownership interest in the Securities or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption or repurchase) or the payment of any amount, under or with respect to such Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Securities shall be given or made only to the registered Holders (which shall be the Depositary or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.

          (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depositary participants, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

          2.4 Definitive Securities. (a) A Global Security deposited with the Depositary or with the Trustee as Securities Custodian pursuant to
Section 2.1 shall be transferred to the beneficial owners thereof in the form of Definitive Securities in an aggregate principal amount equal to the principal amount of such Global Security, in exchange for such Global Security, only if such transfer complies with Section 2.3 and (i) the Depositary notifies the Company that it is unwilling or unable to continue as a Depositary for such Global Security or if at any time the Depositary ceases to be a "clearing agency" registered under the Exchange Act, and a successor depositary is not appointed by the Company within 90 days of such notice, or (ii) an Event of Default has occurred and is continuing or (iii) the Company, in its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of certificated Securities under this Indenture.

          (b) Any Global Security that is transferable to the beneficial owners thereof pursuant to this Section 2.4 shall be surrendered by the Depositary to the Trustee, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Security, an equal aggregate principal amount of Definitive Securities of authorized denominations. Any portion of a Global Security transferred pursuant to this Section shall be executed, authenticated and delivered only in denominations of $1,000 and any integral multiple thereof and registered in such names as the Depositary shall direct. Any certificated Initial Security in the form of a Definitive Security delivered in exchange for an interest in the Global Security shall, except as otherwise provided by
Section 2.3(e), bear the Restricted Securities Legend.

          (c) Subject to the provisions of Section 2.4(b), the registered Holder of a Global Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

          (d) In the event of the occurrence of any of the events specified in Section 2.4(a)(i), (ii) or (iii), the Company will promptly make available to the Trustee a reasonable supply of Definitive Securities in fully registered form without interest coupons.

                                 EXHIBIT A
                     [FORM OF FACE OF INITIAL SECURITY]
                         [Global Securities Legend]

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF. [Restricted Securities Legend]

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL CLOSING DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. Each Definitive Security shall bear the following additional legend:

          IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

                            No.up to $
                         6.25% Senior Note due 2001
                              CUSIP No.

          JONES APPAREL GROUP, INC., a Pennsylvania corporation, promises to pay to Cede & Co., or registered assigns, the principal sum [of, if a Global Security, in an amount up to $ , subject to the Schedule of Increases or Decreases in Global Security attached hereto,] [of Dollars] on October 1, 2001.

               Interest Payment Dates: April 1 and October 1.
               Record Dates: March 15 and September 15.
               Additional provisions of this Security are set forth on the other side of this Security.

          IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

                                   JONES APPAREL GROUP, INC.
                                   By:
                                      Name:
                                      Title:


                                   By:
                                      Name:
                                      Title:

Dated:
TRUSTEE'S CERTIFICATE OF AUTHENTICATION
THE CHASE MANHATTAN BANK,
as Trustee, certifies
that this is one of
the Securities referred
to in the Indenture.

By:
       Authorized Signatory

                 [FORM OF REVERSE SIDE OF INITIAL SECURITY]
                         6.25% Senior Note due 2001

1.  Interest

          (a) JONES APPAREL GROUP, INC., a Pennsylvania corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company shall pay interest semiannually on April 1 and October 1 of each year. Interest on the Securities shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from October 2, 1998. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal at the rate borne by the Securities, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

          (b) Liquidated Damages. The holder of this Security is entitled to the benefits of an Exchange and Registration Rights Agreement, dated October 2, 1998, between the Company and the Initial Purchasers named therein (the "Registration Agreement"). Capitalized terms used in this paragraph (b) but not defined herein have the meanings assigned to them in the Registration Agreement. If (i) the Shelf Registration Statement or Exchange Offer Registration Statement, as applicable under the Registration Agreement, is not filed with the Commission on or prior to 90 days after the Closing Date, (ii) the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, is not declared effective within 180 days after the Closing Date, (iii) the Registered Exchange Offer is not consummated on or prior to 210 days after the Closing Date, or (iv) the Shelf Registration Statement is filed and declared effective within 180 days after the Closing Date but shall thereafter cease to be effective (at any time that the Company is obligated to maintain the effectiveness thereof) without being succeeded within 90 days by an additional Registration Statement filed and declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default"), the Company shall pay liquidated damages to each holder of Transfer Restricted Securities, during the period of such Registration Default, at a rate of 0.25% per annum, determined daily on the principal amount of the Securities constituting Transfer Restricted Securities held by such holder until the applicable Registration Statement is filed or declared effective, the Registered Exchange Offer is consummated or the Shelf Registration Statement again becomes effective, as the case may be. All accrued liquidated damages shall be paid to holders in the same manner as interest payments on the Securities on semi-annual payment dates which correspond to interest payment dates for the Securities. Following the cure of all Registration Defaults, the accrual of liquidated damages shall cease. The Trustee shall have no responsibility with respect to the determination of the amount of any such liquidated damages. For purposes of the foregoing, "Transfer Restricted Securities" means (i) each Initial Security until the date on which such Initial Security has been exchanged for a freely transferable Exchange Security in the Registered Exchange Offer, (ii) each Initial Security or Private Exchange Security until the date on which such Initial Security or Private Exchange Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iii) each Initial Security or Private Exchange Security until the date on which such Initial Security or Private Exchange Security is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act.

2. Method of Payment

          The Company shall pay interest on the Securities (except defaulted interest) to the Persons who are registered holders of Securities at the close of business on the March 15 or September 15 next preceding the interest payment date even if Securities are canceled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company shall pay principal, premium, liquidated damages and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Securities represented by a Global Security (including principal, premium, liquidated damages and interest) shall be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Company will make all payments in respect of a certificated Security (including principal, premium and interest), by mailing a check to the registered address of each Holder thereof; provided, however, that payments on the Securities may also be made, in the case of a Holder of at least $1,000,000 aggregate principal amount of Securities, by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

3. Paying Agent and Registrar

          Initially, The Chase Manhattan Bank, a New York State banking institution (the "Trustee"), will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or coregistrar without notice. The Company or any of its domestically incorporated Wholly Owned Restricted Subsidiaries may act as Paying Agent, Registrar or coregistrar.

4. Indenture

          The Company issued the Securities under an Indenture dated as of October 2, 1998 (the "Indenture") between the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb) as in effect on the date of the Indenture (the "TIA"). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all terms and provisions of the Indenture, and Securityholders are referred to the Indenture, and the TIA for a statement of such terms and provisions.

          The Securities are senior unsecured obligations of the Company limited to $265,000,000 aggregate principal amount at any one time outstanding (subject to Sections 2.01 and 2.08 of the Indenture). The Securities include the Initial Securities and any Exchange Securities and Private Exchange Securities issued in exchange for Initial Securities. The Initial Securities, the Exchange Securities and the Private Exchange Securities are treated as a single class of securities under the Indenture. The Indenture imposes certain limitations on the ability of (i) the Credit Parties and the Restricted Subsidiaries to, among other things, create or incur Liens or enter into sale and leaseback transactions and (ii) the Additional Obligors to engage in certain activities. The Indenture also imposes limitations on the ability of the Credit Parties to convey, transfer or lease all or substantially all of the assets of any Credit Party.

          Upon the occurrence of the Asset Drop-Down Transaction, the Additional Obligors will (1) jointly and severally unconditionally guarantee the Guaranteed Obligations on a senior basis pursuant to the terms of the Indenture or (2) if less than substantially all of the Company's assets are being conveyed or transferred to the Successor Operating Company, the Additional Obligors shall act as joint and several co-obligors, together with the Successor Operating Company, under the Securities and the Indenture. It is expected in the case of clause (2) above that all payments in respect of the Securities will be made by the Successor Operating Company. Neither the Additional Obligors nor the Successor Operating Company shall be required to make a notation on the Securities to reflect such Guarantee or co-obligation or the Successor Operating Company as a new obligor under the Securities and the Indenture.

5. Optional Redemption

          The Securities will be redeemable as a whole or in part, at the option of the Company at any time or from time to time, at a redemption price equal to the greater of (i) 100% of their principal amount or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, plus in the case of each clauses (i) and (ii) accrued interest to the date of redemption.

6. Sinking Fund

          The Securities are not subject to any sinking fund.

7. Notice of Redemption

          Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his or her registered address. Securities in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. If money sufficient to pay the redemption price of and accrued and unpaid interest on all Securities (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption.

8. Denominations; Transfer; Exchange

          The Securities are in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. Upon any transfer or exchange, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or to transfer or exchange any Securities for a period of 15 days prior to a selection of Securities to be redeemed.

9. Persons Deemed Owners

          The registered Holder of this Security may be treated as the owner of it for all purposes.

10. Unclaimed Money

          If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

11. Discharge and Defeasance

          Subject to certain conditions, the Company at any time may terminate some of or all its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

12. Amendment, Waiver

          Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended without prior notice to any Securityholder but with the written consent of the Holders of a majority in aggregate principal amount of the outstanding Securities and (ii) any default or noncompliance with any provisions may be waived with the consent of the Holders of a majority in principal amount of the outstanding Securities. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder of Securities, the Company and the Trustee may amend the Indenture or the Securities (i) to cure any ambiguity, omission, defect or inconsistency; (ii) to comply with Article 5 of the Indenture; (iii) to provide for uncertificated Securities in addition to or in place of certificated Securities; (iv) to provide for the assumption by the Successor Operating Company of the obligations of the Company and the issuance of the Guarantees of such obligations by the Additional Obligors or the retention and addition, as applicable, of the Additional Obligors as co-obligors in connection with the Asset Drop-Down Transaction as contemplated in Article 5 of the Indenture; (v) to add guarantees or co-obligors with respect to the Securities or to secure the Securities; (vi) to add to the covenants for the benefit of the Securityholders or to surrender any right or power conferred upon the Company; (vii) to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA; (viii) to make any change that does not adversely affect the rights of any Securityholder; or (x) to provide for the issuance of the Exchange Securities or Private Exchange Securities.

13. Defaults and Remedies

          If an Event of Default occurs (other than an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of any Credit Party) and is continuing, the Trustee or the Holders of at least 25% in principal amount of the outstanding Securities may declare the principal of and accrued but unpaid interest on all the Securities to be due and payable. If an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of any Credit Party occurs, the principal of and interest on all the Securities shall become immediately due and payable without any declaration or other act on the part of the Trustee or any Holders. Under certain circumstances, the Holders of a majority in principal amount of the outstanding Securities may rescind any such acceleration with respect to the Securities and its consequences.

          If an Event of Default occurs and is continuing, the Trustee shall be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any of the Holders unless such Holders have offered to the Trustee reasonable indemnity or security against any loss, liability or expense. Except to enforce the right to receive payment of principal, premium (if any) or interest when due, no Holder may pursue any remedy with respect to the Indenture or the Securities unless (i) such Holder has previously given the Trustee notice that an Event of Default is continuing, (ii) Holders of at least 25% in principal amount of the outstanding Securities have requested the Trustee in writing to pursue the remedy, (iii) such Holders have offered the Trustee reasonable security or indemnity against any loss, liability or expense, (iv) the Trustee has not complied with such request within 60 days after the receipt of the request and the offer of security or indemnity and
(v) the Holders of a majority in principal amount of the outstanding Securities have not given the Trustee a direction inconsistent with such request within such 60-day period. Subject to certain restrictions, the Holders of a majority in principal amount of the outstanding Securities are given the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. The Trustee, however, may refuse to follow any direction that conflicts with law or the Indenture or that the Trustee determines is unduly prejudicial to the rights of any other Holder or that would involve the Trustee in personal liability. Prior to taking any action under the Indenture, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against all losses and expenses caused by taking or not taking such action.

14. Trustee Dealings with the Company

          Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

15. No Recourse Against Others

          A director, officer, employee or stockholder, as such, of any Credit Party shall not have any liability for any obligations of such Credit Party under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

16. Authentication

          This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Security.

17. Abbreviations

          Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

18. Governing Law

          THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE
APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

19. CUSIP Numbers

          Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

          The Company will furnish to any Holder of Securities upon written request and without charge to the Holder a copy of the Indenture which has in it the text of this Security.

                              ASSIGNMENT FORM

               To assign this Security, fill in the form below:

               I or we assign and transfer this Security to

               ------------------------------------------

               (Print or type assignee's name, address and zip code)

               ------------------------------------------

               (Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint                           agent to transfer this
Security on the books of the Company. The agent may substitute another to act for him.

-----------------------------------------------------------

Date:---------------- Your Signature:----------------------

----------------------------------
Sign exactly as your name appears on the other side of this Security.

         CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION
                     OF TRANSFER RESTRICTED SECURITIES

This certificate relates to $               principal amount of Securities
held in (check applicable space)                book-entry or definitive
form by the undersigned.

The undersigned (check one box below):

[ ] has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Security held by the Depositary a Security or Securities in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Security (or the portion thereof indicated above);

[ ] has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

     (1) [ ]   to the Company; or

     (2) [ ] pursuant to an effective registration statement under the Securities Act of 1933; or

     (3) [ ] inside the United States to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

     (4) [ ] outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933;
               or

     (5) [ ] to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933) that has furnished to the Trustee a signed letter containing certain representations and agreements; or

     (6) [ ] pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box
(4), (5) or (6) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.


                                        Your Signature
Signature Guarantee:
Date:
Signature must be guaranteed            Signature of Signature Guarantee
by a participant in a
recognized signature guaranty
medallion program or other
signature guarantor acceptable
to the Trustee
------------------------------------------------------------
           TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

          The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
                                   Signature
                                   NOTICE: To be executed by an executive
                                   officer

                   [TO BE ATTACHED TO GLOBAL SECURITIES]
           SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

     The initial principal amount of this Global Security is $[        ].
The following increases or decreases in this Global Security have been made:

Date of Exchange   Amount of decrease in     Amount of this increase in   Principal Amount of this       Signature of authorized
----------------   Principal Amount of this  Principal Amount of this     Global Security following      signatory of Trustee or
                   Global Security           Global Security              such decrease or increase      Securities Custodian






                                                                  EXHIBIT B


                    [FORM OF FACE OF EXCHANGE SECURITY]

                         [Global Securities Legend]


          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
DTC), ANY TRANSFER, PLEDGE OR OTHER USE OF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

                            No.up to $

                         6.25% Senior Note due 2001

                              CUSIP No.

          JONES APPAREL GROUP, INC., a Pennsylvania corporation, promises to pay to Cede & Co., or registered assigns, the principal sum [of, if a Global Security, in an amount up to $ , subject to the Schedule of Increases or Decreases in Global Security attached hereto,] [of Dollars] on October 1, 2001.

          Interest Payment Dates: April 1 and October 1.

          Record Dates: March 15 and September 15.

          Additional provisions of this Security are set forth on the other side of this Security.

          IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

                                   JONES APPAREL GROUP, INC.

                                   By:

                                      Name:
                                      Title:

                                   By:

                                      Name:
                                      Title:

Dated:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION
THE CHASE MANHATTAN BANK,
as Trustee, certifies
that this is one of
the Securities referred
to in the Indenture.

By:
   -----------------------
       Authorized Signatory

                [FORM OF REVERSE SIDE OF EXCHANGE SECURITY]

                         6.25% Senior Note due 2001


1.  Interest

          JONES APPAREL GROUP, INC., a Pennsylvania corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company shall pay interest semiannually on April 1 and October 1 of each year. Interest on the Securities shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from October 2, 1998. Interest shall be computed on the basis of a 360-day year of twelve 30day months. The Company shall pay interest on overdue principal at the rate borne by the Securities, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

2. Method of Payment

          The Company shall pay interest on the Securities (except defaulted interest) to the Persons who are registered holders of Securities at the close of business on the March 15 or September 15 next preceding the interest payment date even if Securities are canceled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company shall pay principal, premium and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Securities represented by a Global Security (including principal, premium and interest) shall be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Company will make all payments in respect of a certificated Security (including principal, premium and interest), by mailing a check to the registered address of each Holder thereof; provided, however, that payments on the Securities may also be made, in the case of a Holder of at least $1,000,000 aggregate principal amount of Securities, by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

3. Paying Agent and Registrar

          Initially, The Chase Manhattan Bank, a New York State banking institution (the "Trustee"), will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or coregistrar without notice. The Company or any of its domestically incorporated Wholly Owned Restricted Subsidiaries may act as Paying Agent, Registrar or coregistrar.

4. Indenture

               The Company issued the Securities under an Indenture dated as of October 2, 1998 (the "Indenture") between the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. 77aaa-77bbbb) as in effect on the date of the Indenture (the "TIA"). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all terms and provisions of the Indenture, and Securityholders are referred to the Indenture and the TIA for a statement of such terms and provisions.

          The Securities are senior unsecured obligations of the Company limited to $265,000,000 aggregate principal amount at any one time outstanding. This Security is one of the Initial Securities referred to in the Indenture. The Securities include the Original Securities and any Exchange Securities and Private Exchange Securities issued in exchange for the Initial Securities pursuant to the Indenture. The Original Securities, the Exchange Securities and the Private Exchange Securities are treated as a single class of securities under the Indenture. The Indenture imposes certain limitations on the ability of (i) the Credit Parties and the Restricted Subsidiaries to, among other things, create or incur Liens or enter into sale and leaseback transactions and (ii) the Additional Obligors to engage in certain activities. The Indenture also imposes limitations on the ability of the Credit Parties to consolidate or merge with or into any other Person or convey, transfer or lease all or substantially all of the assets of any Credit Party.

          Upon the occurrence of the Asset Drop-Down Transaction, the Additional Obligors will (1) jointly and severally unconditionally guarantee the Guaranteed Obligations on a senior basis pursuant to the terms of the Indenture or (2) if less than substantially all of the Company's assets are being conveyed or transferred to the

Successor Operating Company, the Additional Obligors shall act as joint and several co-obligors, together with the Successor Operating Company, under the Securities and the Indenture. It is expected in the case of clause (2) above that all payments in respect of the Securities will be made by the Successor Operating Company. Neither the Additional Obligors nor the Successor Operating Company shall be required to make a notation on the Securities to reflect such Guarantee or co-obligation or the Successor Operating Company as a new obligor under the Securities and the Indenture.

5.  Optional Redemption

          The Securities will be redeemable as a whole or in part, at the option of the Company at any time or from time to time, at a redemption price equal to the greater of (i) 100% of their principal amount or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, plus in the case of each clauses (i) and (ii) accrued interest to the date of redemption.

6. Sinking Fund

          The Securities are not subject to any sinking fund.

7. Notice of Redemption

          Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his or her registered address. Securities in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. If money sufficient to pay the redemption price of and accrued and unpaid interest on all Securities (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption.

8. Denominations; Transfer; Exchange

          The Securities are in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. Upon any transfer or exchange, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or to transfer or exchange any Securities for a period of 15 days prior to a selection of Securities to be redeemed or 15 days before an interest payment date.

9. Persons Deemed Owners

          The registered Holder of this Security may be treated as the owner of it for all purposes.

10. Unclaimed Money

          If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

11. Discharge and Defeasance

          Subject to certain conditions, the Company at any time may terminate some of or all its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

12.  Amendment, Waiver

          Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended without prior notice to any Securityholder but with the written consent of the Holders of a majority in aggregate principal amount of the outstanding Securities and (ii) any default or noncompliance with any provisions may be waived with the consent of the Holders of a majority in principal amount of the outstanding Securities. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder of Securities, the Company and the Trustee may amend the Indenture or the Securities (i) to cure any ambiguity, omission, defect or inconsistency; (ii) to comply with Article 5 of the Indenture; (iii) to provide for uncertificated Securities in addition to or in place of certificated Securities; (iv) to provide for the assumption by the Successor Operating Company of the obligations of the Company and the issuance of the Guarantees of such obligations by the Additional Obligors or the retention and addition, as applicable, of the Additional Obligors as co-obligors in connection with the Asset Drop-Down Transaction as contemplated in Article 5 of the Indenture; (v) to add guarantees or co-obligors with respect to the Securities or to secure the Securities; (vi) to add to the covenants for the benefit of the Securityholders or to surrender any right or power conferred upon the Company; (vii) to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA; (viii) to make any change that does not adversely affect the rights of any Securityholder; or (x) to provide for the issuance of the Exchange Securities or Private Exchange Securities.

13. Defaults and Remedies

          If an Event of Default occurs (other than an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of any Credit Party) and is continuing, the Trustee or the Holders of at least 25% in principal amount of the outstanding Securities may declare the principal of and accrued but unpaid interest on all the Securities to be due and payable. If an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of any Credit Party occurs, the principal of and interest on all the Securities shall become immediately due and payable without any declaration or other act on the part of the Trustee or any Holders. Under certain circumstances, the Holders of a majority in principal amount of the outstanding Securities may rescind any such acceleration with respect to the Securities and its consequences.

          If an Event of Default occurs and is continuing, the Trustee shall be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any of the Holders unless such Holders have offered to the Trustee reasonable indemnity or security against any loss, liability or expense. Except to enforce the right to receive payment of principal, premium (if any) or interest when due, no Holder may pursue any remedy with respect to the Indenture or the Securities unless (i) such Holder has previously given the Trustee notice that an Event of Default is continuing, (ii) Holders of at least 25% in principal amount of the outstanding Securities have requested the Trustee in writing to pursue the remedy, (iii) such Holders have offered the Trustee reasonable security or indemnity against any loss, liability or expense, (iv) the Trustee has not complied with such request within 60 days after the receipt of the request and the offer of security or indemnity and
(v) the Holders of a majority in principal amount of the outstanding Securities have not given the Trustee a direction inconsistent with such request within such 60-day period. Subject to certain restrictions, the Holders of a majority in principal amount of the outstanding Securities are given the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. The Trustee, however, may refuse to follow any direction that conflicts with law or the Indenture or that the Trustee determines is unduly prejudicial to the rights of any other Holder or that would involve the Trustee in personal liability. Prior to taking any action under the Indenture, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against all losses and expenses caused by taking or not taking such action.

14. Trustee Dealings with the Company

          Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

15. No Recourse Against Others

          A director, officer, employee or stockholder, as such, of any Credit Party shall not have any liability for any obligations of such Credit Party under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

16.  Authentication

          This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Security.

17. Abbreviations

          Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

18. Governing Law

          THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE
APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

19. CUSIP Numbers

          Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

          The Company will furnish to any Holder of Securities upon written request and without charge to the Holder a copy of the Indenture which has in it the text of this Security.

                              ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to







     (Print or type assignee's name, address and zip code)
---------------------------------------------------------------------------

---------------------------------------------------------------------------
     (Insert assignee's soc. sec. or tax I.D. No.)
---------------------------------------------------------------------------
and irrevocably appoint                           agent to transfer this
Security on the books of the Company. The agent may substitute another to act for him.





Date:------------------Your Signature:-------------------------------------


---------------------------------------------------------------------------
Sign exactly as your name appears on the other side of this Security. Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

                   [TO BE ATTACHED TO GLOBAL SECURITIES]

           SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

               The initial principal amount of this Global Security is
$[        ]. The following increases or decreases in this Global Security have been made:

Date of Exchange   Amount of decrease in     Amount of this increase in   Principal Amount of this       Signature of authorized
                   Principal Amount of this  Principal Amount of this     Global Security following      signatory of Trustee or
                   Global Security           Global Security              such decrease or increase      Securities Custodian





                                                                  EXHIBIT C

                       FORM OF SUPPLEMENTAL INDENTURE

                                (Guarantors)

               SUPPLEMENTAL INDENTURE (this "Supplemental Indenture") dated
as of             , among [HOLDING COMPANY], a Delaware corporation
("Holding Company"), JONES APPAREL GROUP, INC., a Pennsylvania corporation (or its successor) ("Jones") (Holding Company together with Jones, the "Guarantors"), [SUCCESSOR OPERATING COMPANY], a Pennsylvania corporation (the "Company"), and THE CHASE MANHATTAN BANK, a New York State banking institution, as trustee under the indenture referred to below (the "Trustee").

                           W I T N E S S E T H :

          WHEREAS Jones has heretofore executed and delivered to the Trustee an Indenture (the "Indenture") dated as of October 2, 1998, providing for the issuance of an aggregate principal amount of $265,000,000 of 6.25% Senior Notes due 2001 (the "Securities");

          WHEREAS the Company has heretofore or contemporaneously herewith executed a supplemental indenture in accordance with Section 5.01(b) providing for the assumption of all of Jones' obligations under the Indenture in connection with the Asset Drop-Down Transaction;

          WHEREAS Section 5.01(b) of the Indenture provides that under the certain circumstances specified therein the Guarantors are required to execute and deliver to the Trustee a supplemental indenture pursuant to which the Guarantors shall unconditionally guarantee all the Company's obligations under the Securities pursuant to a Guarantee on the terms and conditions set forth herein; and

          WHEREAS pursuant to Section 9.01 of the Indenture, the Trustee and the Company are authorized to execute and deliver this Supplemental Indenture.

          NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guarantors, the Company and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Securities as follows:

          1. Agreement to Guarantee. The Guarantors hereby agree, jointly and severally, to unconditionally guarantee the Company's obligations under the Securities on the terms and subject to the conditions set forth in
Article 10 of the Indenture and to be bound by all other applicable provisions of the Indenture and the Securities.

          2. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Securityholder heretofore or hereafter authenticated and delivered shall be bound hereby.

          3. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

          4. Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

          5. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

          6. Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction thereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.


                                   [HOLDING COMPANY]

                                     by
                                        Name:
                                        Title:


                                   JONES APPAREL GROUP, INC.

                                     by
                                        Name:
                                        Title:


                                   [SUCCESSOR OPERATING COMPANY]

                                     by
                                        Name:
                                        Title:


                                   THE CHASE MANHATTAN BANK,
                                        as Trustee

                                     by
                                        Name:
                                        Title:

                                                                  EXHIBIT D

                       FORM OF SUPPLEMENTAL INDENTURE

                           (Additional Obligors)


               SUPPLEMENTAL INDENTURE (this "Supplemental Indenture") dated
as of             , among [HOLDING COMPANY], a Delaware corporation
("Holding Company"), JONES APPAREL GROUP, INC., a Pennsylvania corporation (or its successor) ("Jones"), [SUCCESSOR OPERATING COMPANY], a Pennsylvania corporation (the "Company"), and THE CHASE MANHATTAN BANK, a New York State banking institution, as trustee under the indenture referred to below (the "Trustee").

                           W I T N E S S E T H :

          WHEREAS Jones has heretofore executed and delivered to the Trustee an Indenture (the "Indenture") dated as of October 2, 1998, providing for the issuance of an aggregate principal amount of $265,000,000 of 6.25% Senior Notes due 2001 (the "Securities");

          WHEREAS the Company has heretofore or contemporaneously herewith executed a supplemental indenture in accordance with Section 5.01(b) providing for the assumption of all of Jones' obligations under the Indenture in connection with the Asset Drop-Down Transaction;

          WHEREAS Section 5.01(b) of the Indenture provides that under the certain circumstances specified therein Jones and the Holding Company are required to execute and deliver to the Trustee a supplemental indenture pursuant to which the Holding Company shall unconditionally assume, as a coobligor, all the Company's obligations under the Securities and the Indenture, and Jones shall reaffirm its obligations under the Securities and the Indenture, on the terms and conditions set forth herein; and

          WHEREAS pursuant to Section 9.01 of the Indenture, the Trustee and the Company are authorized to execute and deliver this Supplemental Indenture.


          NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, Jones, the Holding Company, the Company and the Trustee mutually covenant and agree for the equal and ratable benefit of the Securityholders as follows:

          1. Assumption and Reaffirmation. The Holding Company hereby agrees to fully and unconditionally assume, as a coobligor, the Company's obligations under the Securities and the Indenture and to be bound by all applicable provisions of the Securities and the Indenture. Jones hereby agrees to fully and unconditionally reaffirm, as a coobligor, its obligations under the Securities and the Indenture and to continue to be bound by all applicable provisions of the Securities and the Indenture. The Company, the Holding Company and Jones agree that their obligations under the Securities and the Indenture shall be joint and several. Without in anyway affecting the foregoing agreement, the parties hereto acknowledge that it is expected that all payments in respect of the Securities will be made by the Company.

          2. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

          3. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

          4. Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

          5. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

          6. Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction thereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

                              [HOLDING COMPANY]

                                by
                                   Name:
                                   Title:



                              JONES APPAREL GROUP, INC.

                                by
                                   Name:
                                   Title:



                              [SUCCESSOR OPERATING COMPANY]

                                by
                                   Name:
                                   Title:



                              THE CHASE MANHATTAN BANK,
                                   as Trustee

                                by
                                   Name:
                                   Title:

                                                                  EXHIBIT E
               [FORM OF TRANSFEREE LETTER OF REPRESENTATION]


Ladies and Gentlemen:

          This certificate is delivered to request a transfer of $ principal amount of the 6.25% Senior Notes due 2001 (the "Notes") of Jones Apparel Group, Inc. (the "Company").

          Upon transfer, the Securities would be registered in the name of the new beneficial owner as follows:

          Name:

          Address:

          Taxpayer ID Number:

          The undersigned represents and warrants to you that:

          1. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "Securities Act")), purchasing for our own account or for the account of such an institutional "accredited investor" at least $250,000 principal amount of the Securities, and we are acquiring the Securities not with a view to, or offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we invest in or purchase securities similar to the Securities in the normal course of our business. We, and any accounts for which we are acting, are each able to bear the economic risk of our or its investment.

          2. We understand that the Securities have not been registered under the Securities Act and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Securities to offer, sell or otherwise transfer such Securities prior to the date that is two years after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Securities (or any predecessor thereto) (the "Resale Restriction Termination Date") only (a) to the Company, (b) pursuant to a registration statement that has been declared effective under the Securities Act, (c) in a transaction complying with the requirements of Rule 144A under the Securities Act ("Rule 144A"), to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB") that is purchasing for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) in an offshore transaction within the meaning of, and in compliance with, Regulation S under the Securities Act, (e) to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is purchasing for its own account or for the account of such an institutional "accredited investor," in each case in minimum principal amount of Securities of $250,000, or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and in compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Securities is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Company and the Trustee, which shall provide, among other things, that the transferee is an institutional "accredited investor" within the meaning of Rule 501(a)(1),
(2), (3) or (7) under the Securities Act and that it is acquiring such Securities for investment purposes and not for distribution in violation of the Securities Act. Each purchaser acknowledges that the Company and the Trustee reserve the right prior to the offer, sale or other transfer prior to the Resale Termination Date of the Securities pursuant to clause (d),
(e) or (f) above to require the delivery of an opinion of counsel, certifications or other information satisfactory to the Company and the Trustee.


TRANSFEREE:


by:
   ---------------------------------